UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3956
                                   ------------


                            AXP STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------

Date of reporting period:    9/30
                         --------------

Semiannual Report                           [RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)
Equity Value Fund

Semiannual Report for the
Period Ended Sept. 30, 2005

> RiverSource Equity Value Fund (formerly AXP(R)Equity Value Fund) seeks to provide shareholders with growth of capital and income.

Table of Contents

Fund Snapshot                                                               3

Performance Summary                                                         4

Questions & Answers
   with Portfolio Management                                                5

Investments in Securities                                                   8

Financial Statements                                                       12

Notes to Financial Statements                                              15

Fund Expenses Example                                                      26

Approval of Investment Management
   Services Agreement                                                      28

Proxy Voting                                                               33

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Warren Spitz                              11/00              21
Steve Schroll                              2/04              25
Laton Spahr                                2/04               7

FUND OBJECTIVE

For investors seeking growth of capital and income.

Inception dates by class
A: 3/20/95        B: 5/14/84   C: 6/26/00   I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: IEVAX          B: INEGX     C: --        I: --         Y: AEVYX

Total net assets                                         $1.122 billion

Number of holdings                                                  113

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                   LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 27.3%
Energy 22.1%
Industrials 17.8%
Information Technology 8.5%
Materials 7.0%
Telecommunication
Services 5.3%
Consumer Discretionary 4.5%
Health Care 4.1%
Consumer Staples 1.8%
Short-Term Securities* 0.9%
Utilities 0.5%
Telecommunication 0.2%

* Of the 0.9%, 0.2% is due to security lending activity and 0.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                            4.1%
Citigroup (Diversified Financial Services)                         3.1
Loews (Insurance)                                                  2.7
Chevron (Oil & Gas)                                                2.7
United Technologies (Aerospace & Defense)                          2.7
XL Capital Cl A (Insurance)                                        2.6
Petroleo Brasileiro ADR (Oil & Gas)                                2.3
Halliburton (Energy Equipment & Services)                          2.3
Lehman Brothers Holdings (Capital Markets)                         2.1
ConocoPhillips (Oil & Gas)                                         1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                     For the six-month period ended Sept. 30, 2005

                 +8.33%              +5.62%             +5.18%

+8.33% = RiverSource Equity Value Fund Class A (excluding sales charge) +5.62% = Russell 1000(R) Value Index(1) (unmanaged)
+5.18% = Lipper Large-Cap Value Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                  Class C            Class I     Class Y
(Inception dates)          (3/20/95)                (5/14/84)                (6/26/00)          (3/4/04)    (3/20/95)
                                                          After                      After
                        NAV(1)    POP(2)       NAV(1)     CDSC(3)       NAV(1)      CDSC(4)      NAV(5)       NAV(6)
at Sept. 30, 2005
6 months*               +8.33%    +2.11%       +7.89%      +2.89%        +7.97%      +6.97%       +8.56%      +8.43%
1 year                 +19.53%   +12.65%      +18.68%     +13.68%       +18.61%     +17.61%      +20.02%     +19.74%
3 years                +21.63%   +19.25%      +20.69%     +19.77%       +20.68%     +20.68%        N/A       +21.82%
5 years                 +3.11%    +1.90%       +2.32%      +1.95%        +2.32%      +2.32%        N/A        +3.27%
10 years                +8.44%    +7.80%       +7.61%      +7.61%         N/A         N/A          N/A        +8.60%
Since inception         +9.41%    +8.80%      +11.35%     +11.35%        +3.28%      +3.28%      +11.75%      +9.58%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss RiverSource Equity Value Fund's results and positioning for the six months ended Sept. 30, 2005.

Q: How did RiverSource Equity Value Fund perform for the semiannual period ended Sept. 30, 2005?

A: RiverSource Equity Value Fund gained 8.33% (Class A shares, excluding sales charge) for the six months ended Sept. 30, 2005. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 5.62%, as well as the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which rose 5.18% for the period.

Q:  What factors most significantly affected performance?

A: Two broad market factors affected results during the semiannual period. First was the outperformance of higher dividend-paying equity sectors over lower dividend-paying equity sectors. Second and perhaps of greater influence was surging oil prices. As the price of crude oil soared to record-setting highs, the other energy sector of the Russell Index advanced approximately 39% for the six months ended Sept. 30, 2005, while the integrated oils sector increased about 14% for the same time frame. In comparison, the financials sector of the Russell Index rose approximately 5%, the transportation sector gained less than 1% and the materials sector actually fell nearly 6% for the six months. Sector selection clearly dominated the market during the period.

    Given these market factors, it comes as no surprise that contributing most to the Fund's semiannual performance was its significant exposure to the energy sector. Within energy, Halliburton and EnCana were outstanding individual stock performers. Further boosting the Fund's returns was a sizable allocation to the producer durables sector. Indeed, Caterpillar was the single greatest individual stock contributor to Fund returns for the six months. Effective stock selection within integrated oils and financials also helped results. Within integrated oils, Petroleo Brasileiro was the strongest individual stock performer. Within financials, Loews Corp. and Lehman Brothers were the greatest individual stock contributors.

    Detracting from the Fund's relative results was a significant allocation to the materials sector. Positions in materials stocks Alcoa, Intl Paper and Air Products & Chemicals disappointed most. Poor stock selection in utilities further hurt the Fund's performance, in particular having had an industry emphasis on telecommunications stocks within the sector and only a modest exposure to electric utilities.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> Contributing most to the Fund's semiannual performance was its significant exposure to the energy sector. [END CALLOUT QUOTE]

Q:  What changes did you make to the  Fund's portfolio?

A: We increased the Fund's position in energy overall, with a focus on the exploration & production and oil services industries. We reduced the Fund's exposure to integrated oils a bit. We also added to the Fund's information technology holdings, while still maintaining a modest exposure to this sector.

    We reduced the Fund's position in materials, although we still retained a significant allocation to this sector. Within materials, we reduced the Fund's position in cement and concrete company Cemex, taking some profits during the period.

    As of Sept. 30, 2005, the Fund had significant positions in energy, producer durables and materials. The Fund had more modest positions in consumer discretionary, consumer staples, financials and utilities. The portfolio had a low turnover rate of just 15% for the semiannual period.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow. Our best assessment at this time leads us to believe that the devastation caused by Hurricanes Katrina and Rita will have only a transitory impact on the U.S. economy and, thus, will not be the catalyst for any shift in our management strategy. For the near term, the relief and rebuilding effort following the hurricanes does not appear to be giving the Federal Reserve Board (the Fed) enough reason to pause, let alone end its tightening cycle. Indeed, in our view, the Fed will likely continue to raise short-term interest rates through year-end 2005.

    One near-term effect of Hurricanes Katrina and Rita, however, may be a beneficial effect on the industrials sector, where the Fund has had a significant allocation for some time now, as the hurricanes highlighted the need for infrastructure improvements not only along the Gulf Coast but in many other parts of the nation as well. That said, though the pace of economic growth ahead and the direction of Fed action may be less than certain due to recent

--------------------------------------------------------------------------------
6 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We expect select portfolio positions to benefit from corporate restructuring in the months ahead. [END CALLOUT QUOTE]

    events, neither our positioning of the Fund nor our allocation strategy going forward are highly dependent on these macro factors.

    Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. Just as several Fund holdings benefited from such activity during the semiannual period just ended, we expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Still, we will stay disciplined to our deep value style of investing.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Interestingly, in the first half of 2005, dividends started growing faster than corporate profits. In addition, there is an increasing percentage of companies paying dividends in the Standard & Poor's 500 Index (S&P 500 Index). Of the 385 dividend payers in the S&P 500 Index, 233 companies increased their dividend during 2005. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations, as well as a focus on large company stocks.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

RiverSource Equity Value Fund

Sept. 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (99.2%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (4.2%)
Honeywell Intl                                467,600              $17,535,000
United Technologies                           576,077               29,863,832
Total                                                               47,398,832

Airlines (0.7%)
AMR                                           363,900(b,d)           4,068,402
Continental Airlines Cl B                     342,800(b,d)           3,311,448
Total                                                                7,379,850

Auto Components (0.1%)
Ballard Power Systems                         202,700(b,c,d)         1,133,093

Building Products (--%)
Ameron Intl                                     1,270                   58,928

Capital Markets (5.6%)
Goldman Sachs Group                            96,100               11,683,838
Lehman Brothers Holdings                      203,300               23,680,384
Mellon Financial                              188,100                6,013,557
Merrill Lynch & Co                            278,300               17,073,705
Morgan Stanley                                 85,600                4,617,264
Total                                                               63,068,748

Chemicals (2.6%)
Air Products & Chemicals                      178,100                9,820,434
Cabot                                          31,100                1,026,611
Dow Chemical                                  209,500                8,729,865
EI du Pont de Nemours & Co                    232,500                9,107,025
Total                                                               28,683,935

Commercial Banks (2.9%)
Bank of America                               473,700               19,942,770
US Bancorp                                    136,100                3,821,688
Wachovia                                      177,900                8,466,261
Total                                                               32,230,719

Commercial Services & Supplies (1.0%)
Cendant                                       246,000                5,077,440
PHH                                            12,260(b)               336,660
Waste Management                              219,921                6,291,939
Total                                                               11,706,039

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Communications Equipment (1.1%)
Lucent Technologies                           517,500(b)            $1,681,875
Nokia ADR                                     603,700(c)            10,208,567
Total                                                               11,890,442

Computers & Peripherals (1.9%)
Hewlett-Packard                               592,400               17,298,080
Intl Business Machines                         53,900                4,323,858
Total                                                               21,621,938

Construction & Engineering (0.1%)
Insituform Technologies Cl A                   67,300(b)             1,163,617

Construction Materials (0.9%)
Hanson ADR                                    204,100(c)            10,613,200

Consumer Finance (1.2%)
Capital One Financial                         175,000               13,916,000

Diversified Financial Services (3.1%)
Citigroup                                     772,100               35,145,992

Diversified Telecommunication Services (5.0%)
ALLTEL                                         83,500                5,436,685
AT&T                                          273,660                5,418,468
BellSouth                                     403,800               10,619,940
MCI                                            65,200                1,656,732
Qwest Communications Intl                     687,900(b)             2,820,390
SBC Communications                            419,700               10,060,209
Sprint Nextel                                 443,700               10,551,186
Verizon Communications                        295,400                9,656,626
Total                                                               56,220,236

Electric Utilities (0.5%)
DPL                                           214,100                5,951,980

Electrical Equipment (0.4%)
Energy Conversion Devices                      59,000(b)             2,647,920
FuelCell Energy                               104,300(b,d)           1,144,171
Plug Power                                    174,000(b)             1,183,200
Total                                                                4,975,291

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
8 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Energy Equipment & Services (9.1%)
Baker Hughes                                  336,100              $20,058,448
GlobalSantaFe                                 121,029                5,521,343
Halliburton                                   375,600               25,736,112
Schlumberger                                  246,900               20,833,422
Transocean                                    295,701(b)            18,129,428
Weatherford Intl                              179,800(b)            12,345,068
Total                                                              102,623,821

Health Care Providers & Services (1.5%)
Cardinal Health                                91,900                5,830,136
HCA                                           133,200                6,382,944
Tenet Healthcare                              182,800(b)             2,052,844
WellPoint                                      37,217(b)             2,821,793
Total                                                               17,087,717

Hotels, Restaurants & Leisure (0.8%)
Carnival Unit                                 117,000                5,847,660
Intl Game Technology                           99,500                2,686,500
Total                                                                8,534,160

Household Durables (0.6%)
Whirlpool                                      83,400                6,319,218

Industrial Conglomerates (2.6%)
General Electric                              624,200               21,016,814
Tyco Intl                                     312,774(c)             8,710,756
Total                                                               29,727,570

Insurance (12.6%)
ACE                                           385,500(c)            18,145,485
Allstate                                      108,100                5,976,849
American Intl Group                            89,400                5,539,224
Chubb                                          92,800                8,310,240
Everest Re Group                               68,900(c)             6,745,310
Lincoln Natl                                  110,900                5,769,018
Loews                                         324,700               30,005,526
Marsh & McLennan
  Companies                                   398,700               12,116,493
RenaissanceRe Holdings                         45,600(c)             1,994,088
St. Paul Travelers Companies                  288,931               12,964,334
UnumProvident                                 163,100                3,343,550
XL Capital Cl A                               426,850(c)            29,038,606
Total                                                              139,948,723

IT Services (1.8%)
Computer Sciences                             189,000(b)             8,941,590
Electronic Data Systems                       504,000               11,309,760
Total                                                               20,251,350

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Leisure Equipment & Products (0.3%)
Eastman Kodak                                 128,300               $3,121,539

Machinery (7.4%)
Caterpillar                                   782,872               45,993,730
Illinois Tool Works                           254,100               20,920,053
Ingersoll-Rand Cl A                           155,800(c)             5,956,234
Parker Hannifin                               163,400               10,508,254
Total                                                               83,378,271

Media (2.0%)
Comcast Cl A                                  143,700(b)             4,221,906
Time Warner                                   702,900               12,729,519
Viacom Cl B                                   154,600                5,103,346
Total                                                               22,054,771

Metals & Mining (1.5%)
Alcoa                                         516,600               12,615,372
Freeport-McMoRan
  Copper & Gold Cl B                           96,800                4,703,512
Total                                                               17,318,884

Oil & Gas (13.1%)
Anadarko Petroleum                            103,000                9,862,250
BP ADR                                        187,200(c)            13,263,120
Burlington Resources                           88,500                7,196,820
Chevron                                       463,200               29,982,936
ConocoPhillips                                302,600               21,154,766
Devon Energy                                   97,337                6,681,212
EnCana                                        274,419(c)            16,001,372
EOG Resources                                  61,016                4,570,098
Exxon Mobil                                    78,800                5,006,952
Petroleo Brasileiro ADR                       361,300(c)            25,829,337
Pioneer Natural Resources                     113,276                6,221,118
Total                                                              145,769,981

Paper & Forest Products (2.0%)
Bowater                                       127,600                3,607,252
Intl Paper                                    444,500               13,246,100
Weyerhaeuser                                   77,500                5,328,125
Total                                                               22,181,477

Pharmaceuticals (2.6%)
Abbott Laboratories                            76,300                3,235,120
GlaxoSmithKline ADR                           158,000(c)             8,102,240
Merck & Co                                    203,700                5,542,677
Pfizer                                        180,600                4,509,582
Wyeth                                         168,800                7,810,376
Total                                                               29,199,995

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real Estate Investment Trust (0.8%)
Crescent Real Estate Equities                 428,900               $8,796,739

Road & Rail (1.3%)
Burlington Northern Santa Fe                   56,500                3,378,700
CSX                                           238,100               11,066,888
Total                                                               14,445,588

Semiconductors & Semiconductor Equipment (1.7%)
Analog Devices                                269,800               10,020,372
Intel                                         379,500                9,354,675
Total                                                               19,375,047

Software (2.0%)
Computer Associates Intl                      109,500                3,045,195
Microsoft                                     509,000               13,096,570
Oracle                                        529,800(b)             6,564,222
Total                                                               22,705,987

Specialty Retail (0.9%)
Home Depot                                    260,300                9,927,842

Thrifts & Mortgage Finance (1.2%)
Fannie Mae                                    309,600               13,876,272

Tobacco (1.8%)
Altria Group                                  273,200               20,137,572

Wireless Telecommunication Services (0.3%)
Vodafone Group ADR                            109,500(c)             2,843,715

Total Common Stocks
(Cost: $903,711,414)                                            $1,112,785,079

Preferred Stock (0.2%)
Issuer                                         Shares                 Value(a)

Xerox
   6.25% Cv                                    22,540               $2,640,110

Total Preferred Stock
(Cost: $2,254,000)                                                  $2,640,110

Short-Term Security (0.9%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity
Commercial Paper
Alpine Securitization
   10-03-05               3.89%            $9,700,000(f)            $9,696,856

Total Short-Term Security
(Cost: $9,697,904)                                                  $9,696,856

Total Investments in Securities
(Cost: $915,663,318)(g)                                         $1,125,122,045

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2005, the value of foreign securities represented 14.1% of net assets.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 5 to the financial statements. 0.7% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $9,696,856 or 0.9% of net assets.

(g) At Sept. 30, 2005, the cost of securities for federal income tax purposes was approximately $915,663,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $251,293,000
      Unrealized depreciation                                      (41,834,000)
                                                                   -----------
      Net unrealized appreciation                                 $209,459,000
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Equity Value Fund

Sept. 30, 2005 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $915,663,318)                                                                            $1,125,122,045
Capital shares receivable                                                                                             8,137
Dividends and accrued interest receivable                                                                         1,211,929
Receivable for investment securities sold                                                                        16,490,544
                                                                                                                 ----------
Total assets                                                                                                  1,142,832,655
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    79,526
Capital shares payable                                                                                               37,265
Payable for investment securities purchased                                                                      17,610,578
Payable upon return of securities loaned (Note 5)                                                                 2,315,000
Accrued investment management services fee                                                                           15,790
Accrued distribution fee                                                                                            492,221
Accrued service fee                                                                                                      26
Accrued transfer agency fee                                                                                             712
Accrued administrative services fee                                                                                   1,128
Other accrued expenses                                                                                              137,341
                                                                                                                    -------
Total liabilities                                                                                                20,689,587
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,122,143,068
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,028,248
Additional paid-in capital                                                                                    1,093,476,941
Undistributed net investment income                                                                               2,979,830
Accumulated net realized gain (loss) (Note 7)                                                                  (184,800,678)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           209,458,727
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,122,143,068
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $  890,021,803
                                                              Class B                                        $  219,012,677
                                                              Class C                                        $    3,408,868
                                                              Class I                                        $       11,683
                                                              Class Y                                        $    9,688,037
Net asset value per share of outstanding capital stock:       Class A shares           81,585,219            $        10.91
                                                              Class B shares           20,036,987            $        10.93
                                                              Class C shares              314,205            $        10.85
                                                              Class I shares                1,070            $        10.92
                                                              Class Y shares              887,315            $        10.92
                                                                                          -------            --------------
* Including securities on loan, at value (Note 5)                                                            $    2,296,950
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
RiverSource Equity Value Fund

Six months ended Sept. 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $12,374,671
Interest                                                                                                             73,792
Fee income from securities lending (Note 5)                                                                          88,914
   Less foreign taxes withheld                                                                                     (106,377)
                                                                                                                   --------
Total income                                                                                                     12,431,000
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                3,482,626
Distribution fee
   Class A                                                                                                        1,065,719
   Class B                                                                                                        1,285,218
   Class C                                                                                                           16,887
Transfer agency fee                                                                                                 974,927
Incremental transfer agency fee
   Class A                                                                                                           72,379
   Class B                                                                                                           47,929
   Class C                                                                                                              621
Service fee -- Class Y                                                                                                4,201
Administrative services fees and expenses                                                                           222,757
Compensation of board members                                                                                         8,362
Custodian fees                                                                                                       64,235
Printing and postage                                                                                                122,220
Registration fees                                                                                                    20,950
Audit fees                                                                                                           13,250
Other                                                                                                                 9,580
                                                                                                                      -----
Total expenses                                                                                                    7,411,861
   Earnings credits on cash balances (Note 2)                                                                       (38,970)
                                                                                                                    -------
Total net expenses                                                                                                7,372,891
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   5,058,109
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transaction (Note 3)                                                        44,181,279
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            39,213,043
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            83,394,322
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $88,452,431
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
RiverSource Equity Value Fund
                                                                                      Sept. 30, 2005            March 31, 2005
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $    5,058,109            $   14,946,302
Net realized gain (loss) on security transaction                                       44,181,279                85,732,017
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                39,213,043                28,165,305
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        88,452,431               128,843,624
                                                                                       ----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                       (4,191,036)              (12,623,839)
         Class B                                                                         (249,877)               (1,854,934)
         Class C                                                                           (3,672)                  (23,559)
         Class I                                                                              (80)                     (194)
         Class Y                                                                          (51,973)                  (99,629)
                                                                                          -------                   -------
Total distributions                                                                    (4,496,638)              (14,602,155)
                                                                                       ----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           61,829,460                79,255,151
     Class B shares                                                                     6,981,997                18,645,965
     Class C shares                                                                       209,605                   585,669
     Class Y shares                                                                     2,272,036                 4,318,386
Reinvestment of distributions at net asset value
     Class A shares                                                                     4,106,257                12,375,475
     Class B shares                                                                       246,257                 1,829,393
     Class C shares                                                                         3,660                    23,482
     Class Y shares                                                                        51,973                    99,629
Payments for redemptions
     Class A shares                                                                  (104,957,994)             (203,936,872)
     Class B shares (Note 2)                                                          (82,042,776)             (112,164,964)
     Class C shares (Note 2)                                                             (474,557)                 (968,383)
     Class Y shares                                                                      (872,547)               (2,260,168)
                                                                                         --------                ----------
Increase (decrease) in net assets from capital share transactions                    (112,646,629)             (202,197,237)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                               (28,690,836)              (87,955,768)
Net assets at beginning of period                                                   1,150,833,904             1,238,789,672
                                                                                    -------------             -------------
Net assets at end of period                                                        $1,122,143,068            $1,150,833,904
                                                                                   ==============            ==============
Undistributed net investment income                                                $    2,979,830            $    2,418,359
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

RiverSource Equity Value Fund (formerly AXP Equity Value Fund)

(Unaudited as to Sept. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $603,228 for the six months ended Sept. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the six months ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $165,523 for Class A, $17,538 for Class B and $14 for Class C for the six months ended Sept. 30, 2005.

During the six months ended Sept. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $38,970 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $170,116,179 and $273,922,503, respectively, for the six months ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                        5,847,920           676,173           20,503              --            217,787
Issued for reinvested distributions           389,661            23,770              354              --              4,921
Redeemed                                  (10,135,533)       (7,800,395)         (46,398)             --            (84,888)
                                          -----------       -----------         --------             ---           --------
Net increase (decrease)                    (3,897,952)       (7,100,452)         (25,541)             --            137,820
                                          -----------       -----------         --------             ---           --------

                                                                    Year ended March 31, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                        8,717,593         1,962,540           62,673              --            453,688
Issued for reinvested distributions         1,285,681           189,458            2,452              --             10,268
Redeemed                                  (21,459,049)      (12,185,968)        (102,819)             --           (243,918)
                                          -----------       -----------         --------             ---           --------
Net increase (decrease)                   (11,455,775)      (10,033,970)         (37,694)             --            220,038
                                          -----------       -----------         --------             ---           --------

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $2,296,950 were on loan to brokers. For collateral, the Fund received $2,315,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $88,914 for the six months ended Sept. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2005.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $225,502,046 at March 31, 2005, that if not offset by capital gains will expire as follows:

                         2011                                  2012
                     $183,326,800                           $42,175,246

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $10.12       $ 9.17        $6.39        $ 9.45       $10.31
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                               .06          .15          .10           .10          .09
Net gains (losses) (both realized and unrealized)                          .78          .94         2.77         (3.08)        (.10)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                           .84         1.09         2.87         (2.98)        (.01)
                                                                        ------       ------        -----        ------       ------
Less distributions:
Dividends from net investment income                                      (.05)        (.14)        (.09)         (.08)        (.09)
Distributions from realized gains                                           --           --           --            --         (.76)
                                                                        ------       ------        -----        ------       ------
Total distributions                                                       (.05)        (.14)        (.09)         (.08)        (.85)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $10.91       $10.12        $9.17        $ 6.39       $ 9.45
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $890         $865         $889          $685       $1,119
Ratio of expenses to average daily net assets(b)                         1.14%(c)     1.11%        1.07%         1.00%        1.03%
Ratio of net investment income (loss) to average daily net assets        1.08%(c)     1.46%        1.19%         1.22%         .91%
Portfolio turnover rate (excluding short-term securities)                  15%          25%          39%           38%          61%
Total return(d)                                                          8.33%(e)    11.96%       45.06%       (31.58%)        .10%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
21 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $10.14       $ 9.18        $6.40        $ 9.46       $10.31
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                                --          .07          .03           .03           --
Net gains (losses) (both realized and unrealized)                          .80          .95         2.78         (3.07)        (.08)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                           .80         1.02         2.81         (3.04)        (.08)
                                                                        ------       ------        -----        ------       ------
Less distributions:
Dividends from net investment income                                      (.01)        (.06)        (.03)         (.02)        (.01)
Distributions from realized gains                                           --           --           --            --         (.76)
                                                                        ------       ------        -----        ------       ------
Total distributions                                                       (.01)        (.06)        (.03)         (.02)        (.77)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $10.93       $10.14        $9.18        $ 6.40       $ 9.46
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $219         $275         $341          $319         $761
Ratio of expenses to average daily net assets(b)                         1.91%(c)     1.88%        1.84%         1.77%        1.78%
Ratio of net investment income (loss) to average daily net assets         .32%(c)      .69%         .44%          .44%         .13%
Portfolio turnover rate (excluding short-term securities)                  15%          25%          39%           38%          61%
Total return(d)                                                          7.89%(e)    11.16%       43.89%       (32.13%)       (.62%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $10.06       $ 9.12        $6.36        $ 9.40       $10.27
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                               .01          .07          .03           .03          .01
Net gains (losses) (both realized and unrealized)                          .79          .93         2.76         (3.04)        (.10)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                           .80         1.00         2.79         (3.01)        (.09)
                                                                        ------       ------        -----        ------       ------
Less distributions:
Dividends from net investment income                                      (.01)        (.06)        (.03)         (.03)        (.02)
Distributions from realized gains                                           --           --           --            --         (.76)
                                                                        ------       ------        -----        ------       ------
Total distributions                                                       (.01)        (.06)        (.03)         (.03)        (.78)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $10.85       $10.06        $9.12        $ 6.36       $ 9.40
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $3           $3            $3           $4
Ratio of expenses to average daily net assets(b)                         1.91%(c)     1.88%        1.85%         1.79%        1.81%
Ratio of net investment income (loss) to average daily net assets         .31%(c)      .69%         .42%          .44%         .14%
Portfolio turnover rate (excluding short-term securities)                  15%          25%          39%           38%          61%
Total return(d)                                                          7.97%(e)    11.05%       43.87%       (32.09%)       (.66%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(g)      2005         2004(b)
Net asset value, beginning of period                                    $10.13       $ 9.18        $9.44
                                                                        ------       ------        -----
Income from investment operations:
Net investment income (loss)                                               .09          .19          .08
Net gains (losses) (both realized and unrealized)                          .77          .94         (.31)
                                                                        ------       ------        -----
Total from investment operations                                           .86         1.13         (.23)
                                                                        ------       ------        -----
Less distributions:
Dividends from net investment income                                      (.07)        (.18)        (.03)
                                                                        ------       ------        -----
Net asset value, end of period                                          $10.92       $10.13        $9.18
                                                                        ------       ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--
Ratio of expenses to average daily net assets(c)                          .69%(d)      .67%         .71%(d)
Ratio of net investment income (loss) to average daily net assets        1.52%(d)     1.89%        1.29%(d)
Portfolio turnover rate (excluding short-term securities)                  15%          25%          39%
Total return(e)                                                          8.56%(f)    12.45%       (2.42%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $10.13       $ 9.18        $6.40        $ 9.46       $10.32
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                               .07          .17          .12           .11          .11
Net gains (losses) (both realized and unrealized)                          .78          .94         2.76         (3.07)        (.11)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                           .85         1.11         2.88         (2.96)          --
                                                                        ------       ------        -----        ------       ------
Less distributions:
Dividends from net investment income                                      (.06)        (.16)        (.10)         (.10)        (.10)
Distributions from realized gains                                           --           --           --            --         (.76)
                                                                        ------       ------        -----        ------       ------
Total distributions                                                       (.06)        (.16)        (.10)         (.10)        (.86)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $10.92       $10.13        $9.18        $ 6.40       $ 9.46
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $10           $8           $5            $3           $3
Ratio of expenses to average daily net assets(b)                          .97%(c)      .94%         .91%          .83%         .86%
Ratio of net investment income (loss) to average daily net assets        1.25%(c)     1.61%        1.35%         1.40%        1.06%
Portfolio turnover rate (excluding short-term securities)                  15%          25%          39%           38%          61%
Total return(d)                                                          8.43%(e)    12.16%       45.25%       (31.41%)        .28%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

                                                       Beginning           Ending            Expenses
                                                     account value      account value      paid during         Annualized
                                                     April 1, 2005     Sept. 30, 2005      the period(a)      expense ratio
Class A
     Actual(b)                                          $1,000            $1,083.30            $5.95(c)           1.14%
     Hypothetical (5% return before expenses)           $1,000            $1,019.35            $5.77(c)           1.14%
Class B
     Actual(b)                                          $1,000            $1,078.90            $9.95(c)           1.91%
     Hypothetical (5% return before expenses)           $1,000            $1,015.49            $9.65(c)           1.91%
Class C
     Actual(b)                                          $1,000            $1,079.70            $9.96(c)           1.91%
     Hypothetical (5% return before expenses)           $1,000            $1,015.49            $9.65(c)           1.91%
Class I
     Actual(b)                                          $1,000            $1,085.60            $3.61(c)            .69%
     Hypothetical (5% return before expenses)           $1,000            $1,021.61            $3.50(c)            .69%
Class Y
     Actual(b)                                          $1,000            $1,084.30            $5.07(c)            .97%
     Hypothetical (5% return before expenses)           $1,000            $1,020.21            $4.91(c)            .97%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +8.33% for Class A, +7.89% for Class B, +7.97% for Class C, +8.56% for Class I and +8.43% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $6.06 for Class A, $10.06 for Class B, $10.06 for Class C, $3.71 for Class I and $5.17 for Class Y; the hypothetical expenses paid would have been $5.87 for Class A, $9.75 for Class B, $9.75 for Class C, $3.60 for Class I and $5.01 for Class Y.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off.

--------------------------------------------------------------------------------
28 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

--------------------------------------------------------------------------------
29 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees under the New IMS Agreements would stay the same or decrease. The Board also took into account the effect of the proposed performance

--------------------------------------------------------------------------------
31 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
32 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE EQUITY VALUE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Semiannual Report                           [RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)
Small Cap Advantage Fund

Semiannual Report for the
Period Ended Sept. 30, 2005

>   RiverSource Small Cap Advantage Fund (formerly AXP(R) Small Cap Advantage
    Fund) seeks to provide shareholders with long-term capital growth.

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      19

Notes to Financial Statements             22

Fund Expenses Example                     33

Approval of Investment Management
   Services Agreement                     35

Proxy Voting                              39

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Jacob Hurwitz, CFA                        5/99               27
Kent Kelley, CFA                          5/99               27
Dimitris Bertsimas, Ph.D.                 7/04               15
Jonathan Calvert, CFA                     7/04               13

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 5/4/99         B: 5/4/99    C: 6/26/00   I: 3/4/04     Y: 5/4/99

Ticker symbols by class
A: ASAAX          B: ASABX     C: ADVCX     I: -          Y: -

Total net assets                                         $833.9 million

Number of holdings                                                  577

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                      LARGE
                      MEDIUM  SIZE
         X            SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Information Technology 18.0%
Financials 17.6%
Industrials 15.1%
Health Care 13.6%
Consumer Discretionary 12.8%
Energy 7.0%
Materials 4.7%
Short-Term Securities* 3.4%
Consumer Staples 3.1%
Utilities 3.0%
Telecommunication Services 1.7%

* Of the 3.4%, 1.5% is due to security lending activity and 1.9% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsemi (Semiconductors &
Semiconductor Equipment)                                           0.6%
Oil States Intl (Energy Equipment & Services)                      0.6
ProAssurance (Insurance)                                           0.6
St. Mary Land & Expolration (Oil & Gas)                            0.6
Delphi Financial Group Cl A (Insurance)                            0.6
Cal Dive Intl (Energy Equipment & Services)                        0.6
Haemonetics (Health Care Equipment & Supplies)                     0.6
Selective Insurance Group (Insurance)                              0.5
Ohio Casualty (Insurance)                                          0.5
CSG Systems Intl (IT Services)                                     0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Sept. 30, 2005

                     +8.20%              +9.21%          +9.22%

+8.20% = RiverSource Small Cap Advantage Fund Class A (excluding sales charge) +9.21% = Russell 2000(R) Index(1) (unmanaged)
+9.22% = Lipper Small-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the Russell 3000 total market capitalization.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                   Class C           Class I     Class Y
(Inception dates)          (5/4/99)                 (5/4/99)                  (6/26/00)         (3/4/04)    (5/4/99)
                                                          After                    After
                        NAV(1)    POP(2)       NAV(1)     CDSC(3)       NAV(1)     CDSC(4)       NAV(5)       NAV(6)
at Sept. 30, 2005
6 months*               +8.20%    +1.99%       +7.70%      +2.70%       +7.70%      +6.70%        +8.37%      +8.26%
1 year                 +18.11%   +11.32%      +17.13%     +12.13%      +17.13%     +16.13%       +18.50%     +18.25%
3 years                +24.48%   +22.04%      +23.55%     +22.67%      +23.45%     +23.45%         N/A       +24.70%
5 years                 +6.05%    +4.80%       +5.25%      +4.93%       +5.22%      +5.22%         N/A        +6.23%
Since inception          +8.27    +7.27%       +7.44%      +7.44%       +5.58%      +5.58%        +9.22%      +8.44%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

RiverSource(SM) Small Cap Advantage Fund (formerly AXP(R) Small Cap Advantage
Fund) increased 8.20% (Class A shares, excluding sales charge) for the six months ended Sept. 30, 2005. The Fund underperformed its benchmark, the Russell 2000(R) Index (Russell Index), which rose 9.21% for the same time frame. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, advanced 9.22% during semiannual period.

U.S. stocks rebounded in the first half of the Fund's fiscal year, as investors set aside fears of higher oil prices and inflation and began to discount an end to the Federal Reserve Board's (the Fed) tightening cycle. The market recovery was especially strong among small-cap stocks, which benefited from solid earnings reports, a strengthening U.S. dollar and low borrowing costs. Energy was the best performing small-cap sector during the six months, as oil and natural gas prices hit all-time highs. Overall, small-cap stocks significantly outperformed large-caps, and within the small-cap market, growth stocks outperformed value stocks during the period.

The Fund is primarily managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management in Minneapolis. Dimitris Bertsimas and Jonathan Calvert with RiverSource Investment's Cambridge investment office, a quantitative investing office, manage less than 20% of the Fund's assets. Each team employs a separate and distinct small company equity selection process. Hurwitz and Kelley have been portfolio managers since the Fund's inception in 1999.

Q:  What factors most significantly affected the Fund's performance?

    Hurwitz and Kelley: Consistent with our "bottom-up" focus, stock selection was the most important factor affecting the performance of the portion of the Fund that we manage. Our quantitative appraisal discipline was generally effective at identifying investment opportunities among small-cap stocks during the period.

    The portfolio's best performance occurred in the energy and health care sectors. Several of the Fund's holdings in energy exploration and production were strong performers during the fiscal period and contributed positively to the Fund's return. Southwestern Energy, Swift Energy and Quicksilver Resources each reported strong production growth and advanced on expectations that production gains would translate to future earnings growth. The Fund's positions in Oil States

--------------------------------------------------------------------------------
5 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The portfolio's best performance occurred in the energy and health care sectors. [END CALLOUT QUOTE]

    International, an energy service firm, and Tesoro, a refiner, also boosted performance in the energy sector. In addition, the Fund benefited from strong stock selection in the health care sector. Lifecell and Biosite, two medical device companies, were particularly strong performers in the period.

    Despite these successes in stock selection during the six-month period, the portfolio was exposed to an unusually large number of holdings with negative earnings reports or weak earnings guidance that detracted from performance. In particular, banks and savings and loans were negative contributors for the period. Stock selection results were also disappointing in the capital goods sector, where the Fund's holdings in electrical equipment underperformed the sector as a whole. Finally, the Fund's low exposure to real estate investment trusts, which rallied sharply and significantly outperformed other groups within the finance sector during the period, also detracted from the Fund's performance.

    Bertsimas and Calvert: During the period, all three of our investment disciplines -- the momentum, value, and quality-adjusted value models -- performed well. In particular, the value model that chooses stocks based on attractive valuations drove returns. In addition, the momentum model, which picks stocks based on recent returns, performed well during the six months.

    Specifically, the momentum model had strong stock selection within the strongly performing energy sector, and the Fund's larger exposure relative to the Russell Index contributed positively to performance. Southwestern Energy was a strong contributor to performance during the semiannual period.

    Detracting from performance was health care company OCA Inc., one of the larger holdings in our portion of the portfolio. OCA announced major accounting issues with their financial reports and as a result, the stock fell significantly during the period.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We believe that our use of multiple investment disciplines serves us well in all investment environments. [END CALLOUT QUOTE]

Q:  How would you describe the Fund's investment approach?

    Hurwitz and Kelley: Our goal is to find attractive small-cap growth and value holdings by using quantitative and qualitative analysis. We use a computer screening process to identify the best investment opportunities in all sectors of the small-cap market. Our approach favors companies with superior cash flow generation and attractive relative valuations. We invest in all sectors of the small-cap market and avoid "top down" bets. Rather, we invest in all of the market sectors with roughly the same weightings as the Russell Index. We believe that using a balanced strategy -- one that is focused on valuation, earnings and price-related variables -- will produce consistent and attractive risk-adjusted returns for the Fund's investors over the long term.

    Bertsimas and Calvert: We manage the Fund using a quantitative approach designed to invest in a diversified portfolio of value and growth stocks that will perform well regardless of market conditions. Our approach for selecting value stocks is to buy stocks that are undervalued based on our proprietary estimate of future earnings. We also buy higher quality stocks that are attractively priced. Our strategy for choosing growth stocks uses a momentum model that identifies stocks with improving sentiment.

    We utilize proprietary techniques to reduce the expected risk of the portfolio, to avoid large deviations from the Russell Index's weightings in sectors and industries, and to limit the amount of trading in the portfolio.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Three of our holdings that have had a positive impact on performance during the period illustrate how our different investment strategies work together. We previously purchased building materials company USG, homebuilder Beazer Homes USA and retailer Burlington Coat Factory Warehouse based on our two valuation models that found these stocks attractive. During the period, these stocks performed extremely well in the portfolio and are now exhibiting strong momentum characteristics. Although the valuations of these stocks have become less attractive, they are now favored by our momentum strategy. Thus, we are maintaining our large position in these holdings.

Q:  How do you intend to manage the Fund in the coming months?

    Hurwitz and Kelley: Small-cap earnings and revenue growth rates have been strong and continue to outpace analyst estimates. Although the current economic expansion is entering its fifth year, interest rates remain low and financial conditions overall remain somewhat accommodative. All of these factors favor equities, in general, and small-cap stocks, in particular. Furthermore, small-cap stocks exhibit levels of valuation relative to large-caps that are in line with historical averages.

    Nonetheless, a number of risks remain regarding the course of the economy and the U.S. equity market. High energy prices may finally constrain consumer spending and lead to an economic slowdown. Inflation pressures may cause the Fed to continue raising rates beyond expected levels and over a longer period of time, which could also inhibit economic growth. In the event of an economic downturn, there is considerable risk to small-cap earnings, which have been a primary driver of the favorable performance of small-cap stocks relative to large-cap stocks during the past several years. Consistent with our strategy, we maintain a risk-neutral position relative to the Russell Index in terms of characteristics such as sector membership, market capitalization and share price.

    Bertsimas and Calvert: We believe that our quality adjusted value strategy will serve us well going forward, focusing on what we believe are the higher quality stocks that tend to perform better than their peers during volatile market periods. We believe that our use of multiple investment disciplines serves us well in all investment environments. Whether it's a surge in small-cap stocks or a downturn, the combination of models helps us deliver value relative to the Russell Index.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

RiverSource Small Cap Advantage Fund

Sept. 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (98.8%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.1%)
AAR                                           132,000(b)            $2,267,760
Armor Holdings                                 91,000(b)             3,913,910
B/E Aerospace                                   9,400(b)               155,758
DRS Technologies                               66,000                3,257,760
GenCorp                                        15,641(b)               291,705
Kaman Cl A                                      7,900                  161,555
Moog Cl A                                      71,393(b)             2,107,521
Orbital Sciences                               71,900(b)               898,750
Teledyne Technologies                          92,300(b)             3,181,581
Triumph Group                                  41,000(b)             1,523,970
Total                                                               17,760,270

Air Freight & Logistics (0.2%)
Forward Air                                    51,250                1,888,050
Hub Group Cl A                                  2,600(b)                95,446
Total                                                                1,983,496

Airlines (0.3%)
Continental Airlines Cl B                      12,300(b)               118,818
ExpressJet Holdings                            26,477(b)               237,499
SkyWest                                        90,308                2,422,060
Total                                                                2,778,377

Auto Components (0.6%)
American Axle & Mfg Holdings                    8,800                  203,104
ArvinMeritor                                  118,593                1,982,875
Bandag                                          4,383                  187,855
Cooper Tire & Rubber                           13,948                  212,986
Modine Mfg                                     55,000                2,017,400
Superior Inds Intl                             11,363                  244,532
Total                                                                4,848,752

Beverages (0.2%)
Hansen Natural                                 31,000(b,d)           1,459,480

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Biotechnology (3.8%)
Albany Molecular Research                      28,700(b)              $349,566
Alkermes                                       22,000(b)               369,600
Amylin Pharmaceuticals                         49,000(b)             1,704,710
Applera - Celera
  Genomics Group                              141,700(b,f)           1,718,821
Cepheid                                       138,800(b)             1,025,732
CV Therapeutics                               114,500(b)             3,062,875
deCODE genetics                               235,200(b,c)           1,973,328
DOV Pharmaceutical                             46,000(b)               781,080
Encysive Pharmaceuticals                      165,300(b)             1,947,234
Exelixis                                      145,000(b)             1,112,150
Human Genome Sciences                         127,700(b)             1,735,443
ICOS                                           33,000(b)               911,460
Incyte                                        272,100(b)             1,278,870
Lexicon Genetics                              257,800(b)             1,026,044
Martek Biosciences                             27,000(b)               948,510
Medarex                                       188,000(b)             1,789,760
Myriad Genetics                                47,200(b)             1,031,792
Nabi Biopharmaceuticals                       120,900(b)             1,583,790
Orchid Cellmark                                79,000(b)               671,500
Pharmion                                       31,000(b)               676,110
Progenics Pharmaceuticals                       4,700(b)               111,437
Regeneron Pharmaceuticals                     110,700(b)             1,050,543
Serologicals                                   59,890(b)             1,351,118
United Therapeutics                            34,800(b)             2,429,040
Vertex Pharmaceuticals                         64,000(b)             1,430,400
Total                                                               32,070,913

Building Products (0.9%)
Ameron Intl                                     3,267                  151,589
ElkCorp                                        54,000                1,931,580
Lennox Intl                                    84,000                2,302,439
USG                                            10,729(b)               737,297
Water Pik Technologies                         95,000(b)             1,928,500
YORK Intl                                      14,308                  802,250
Total                                                                7,853,655

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Capital Markets (0.7%)
Investment Technology Group                   108,538(b)            $3,212,724
Jefferies Group                                48,700                2,120,885
Knight Capital Group Cl A                      19,363(b)               160,907
Waddell & Reed Financial Cl A                   7,900                  152,944
Total                                                                5,647,460

Chemicals (0.9%)
Cambrex                                        10,834                  205,413
Chemtura                                       27,574                  342,469
FMC                                            31,258(b)             1,788,583
HB Fuller                                      77,143                2,397,604
Hercules                                      175,100(b)             2,139,722
Kronos Worldwide                                   24                      762
Octel                                           9,108(c)               151,830
OM Group                                        5,310(b)               106,890
Sensient Technologies                          20,807                  394,293
WR Grace & Co                                  20,011(b)               179,098
Total                                                                7,706,664

Commercial Banks (5.7%)
Amcore Financial                                8,254                  257,607
BancorpSouth                                  168,633                3,853,265
Bank of Hawaii                                 69,000                3,396,180
Bank of the Ozarks                             68,189                2,340,928
BOK Financial                                  58,000                2,793,860
Camden Natl                                     2,540                   95,682
Cathay General Bancorp                         52,500                1,861,650
Chemical Financial                              9,782                  317,915
Chittenden                                     13,122                  347,864
Citizens Banking                                7,816                  221,974
City Holding                                   56,500                2,020,440
Colonial BancGroup                            142,600                3,194,240
Community Trust Bancorp                         6,335                  203,860
East-West Bancorp                              71,700                2,440,668
Financial Institutions                          3,710                   68,301
First BanCorp Puerto Rico                      84,800(c)             1,434,816
First Citizens BancShares Cl A                    890                  151,879
First Community Bancshares                      2,700                   79,218
First Financial Bancorp                         8,381                  155,887
First Midwest Bancorp                          73,830                2,749,429
First Republic Bank                            97,750                3,443,733
Great Southern Bancorp                          2,758                   82,519
Greater Bay Bancorp                            94,000                2,316,160
Hanmi Financial                               160,400                2,879,180
Hudson United Bancorp                           4,900                  207,417
Irwin Financial                                 8,210                  167,402
Mid-State Bancshares                            6,404                  176,174
Old Natl Bancorp                                4,759                  100,986

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
Omega Financial                                 2,690                  $75,401
Prosperity Bancshares                          70,000                2,117,500
Republic Bancorp                                8,395                  118,705
S&T Bancorp                                     5,596                  211,529
Southwest Bancorp                               7,203                  158,250
Sterling Bancshares                            82,000                1,206,220
Susquehanna Bancshares                          5,035                  121,041
Tompkins Trustco                                2,477                  107,130
Trustmark                                      17,449                  485,955
UMB Financial                                   2,911                  191,194
Vineyard Natl Bancorp                          45,000                1,329,750
Wintrust Financial                             63,400                3,186,484
Total                                                               46,668,393

Commercial Services & Supplies (3.8%)
Administaff                                     4,200                  166,908
Banta                                           5,278                  268,597
Brady Cl A                                     65,000                2,011,100
Bright Horizons Family Solutions               39,000(b)             1,497,600
FTI Consulting                                 93,000(b)             2,349,180
G&K Services Cl A                              42,700                1,681,953
IKON Office Solutions                          13,000                  129,740
Jackson Hewitt Tax Service                    101,000                2,414,910
John H Harland                                 66,000                2,930,401
Labor Ready                                   104,848(b)             2,689,351
Mobile Mini                                     2,600(b)               112,710
NCO Group                                       7,700(b)               159,082
PHH                                           100,000(b)             2,746,000
Portfolio Recovery Associates                  43,000(b)             1,856,740
Pre-Paid Legal Services                         3,132                  121,208
Resources Connection                           88,200(b)             2,613,366
Sotheby's Holdings Cl A                       141,600(b)             2,367,552
SOURCECORP                                      6,500(b)               139,360
Strayer Education                              27,000                2,552,040
United Stationers                               9,437(b)               451,655
Viad                                            4,900                  134,015
Waste Connections                              76,000(b)             2,666,080
Total                                                               32,059,548

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Communications Equipment (2.7%)
3Com                                          192,000(b)              $783,360
ADTRAN                                         68,000                2,142,000
ARRIS Group                                   233,400(b)             2,768,124
Black Box                                      12,854                  539,354
CommScope                                     134,500(b)             2,332,230
Comtech Telecommunications                      3,400(b)               140,998
Digi Intl                                     178,300(b)             1,913,159
Endwave                                         2,900(b)                37,410
F5 Networks                                    55,569(b)             2,415,584
Ixia                                           28,469(b)               418,779
NETGEAR                                       139,700(b)             3,361,182
Plantronics                                    60,610                1,867,394
Powerwave Technologies                         11,900(b)               154,581
Sycamore Networks                             238,600(b)               899,522
Tekelec                                       109,000(b)             2,283,550
Westell Technologies Cl A                     127,000(b)               462,280
Total                                                               22,519,507

Computers & Peripherals (1.3%)
Electronics for Imaging                       100,000(b)             2,294,000
Emulex                                        106,800(b)             2,158,428
Imation                                        19,770                  847,540
Iomega                                         38,451(b)               115,738
Komag                                          77,500(b)             2,476,899
Maxtor                                        304,000(b)             1,337,600
Palm                                           61,600(b)             1,745,128
Total                                                               10,975,333

Construction & Engineering (1.7%)
Comfort Systems USA                           212,600(b)             1,873,006
EMCOR Group                                     1,640(b)                97,252
Perini                                        161,310(b)             2,935,841
Quanta Services                               157,060(b)             2,004,086
Shaw Group                                     80,222(b)             1,978,275
URS                                            68,300(b)             2,758,637
Washington Group Intl                          51,100(b)             2,753,779
Total                                                               14,400,876

Construction Materials (1.0%)
Eagle Materials                                27,300                3,313,401
Headwaters                                     64,800(b)             2,423,520
Texas Inds                                     44,000                2,393,600
Total                                                                8,130,521

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Consumer Finance (1.3%)
AmeriCredit                                    75,200(b)            $1,795,024
CompuCredit                                    55,835(b,d)           2,480,191
Metris Companies                               33,394(b)               488,554
MoneyGram Intl                                163,700                3,553,927
World Acceptance                               83,730(b)             2,127,579
Total                                                               10,445,275

Containers & Packaging (0.4%)
Crown Holdings                                 38,584(b)               615,029
Greif Cl A                                      2,600                  156,260
Rock-Tenn Cl A                                  7,300                  110,230
Silgan Holdings                                74,400                2,474,544
Total                                                                3,356,063

Distributors (0.2%)
Building Material Holding                      19,619                1,828,295
Handleman                                      11,700                  147,771
Total                                                                1,976,066

Diversified Financial Services (0.1%)
NASDAQ Stock Market                            19,100(b)               484,185

Diversified Telecommunication Services (1.0%)
Cincinnati Bell                               256,000(b)             1,128,960
Commonwealth Telephone
  Enterprises                                  55,500                2,092,350
General Communication Cl A                    154,230(b)             1,526,877
Level 3 Communications                        492,000(b)             1,141,440
Premiere Global Services                      311,100(b)             2,544,798
Talk America Holdings                           8,700(b)                82,041
Total                                                                8,516,466

Electric Utilities (1.4%)
Allete                                          5,300                  242,793
Black Hills                                     4,549                  197,290
Cleco                                         110,961                2,616,460
Duquesne Light Holdings                       126,759                2,181,522
El Paso Electric                              148,500(b)             3,096,225
Idacorp                                       109,500                3,299,235
Otter Tail                                      4,990                  154,391
PNM Resources                                   5,419                  155,363
Sierra Pacific Resources                        8,800(b)               130,680
Total                                                               12,073,959

Electrical Equipment (0.5%)
Artesyn Technologies                          135,500(b)             1,260,150
General Cable                                  10,885(b)               182,868
Genlyte Group                                  60,000(b)             2,884,800
Total                                                                4,327,818

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronic Equipment & Instruments (2.3%)
Aeroflex                                      226,900(b)            $2,123,784
Agilysys                                       89,000                1,498,760
Anixter Intl                                   43,900(b)             1,770,487
Benchmark Electronics                          80,391(b)             2,421,377
Checkpoint Systems                             68,400(b)             1,622,448
Global Imaging Systems                          5,598(b)               190,612
Itron                                           5,500(b)               251,130
Lexar Media                                   204,000(b)             1,305,600
Methode Electronics                            12,000                  138,240
Metrologic Instruments                         80,300(b)             1,460,657
MTS Systems                                    51,100                1,930,047
PAR Technology                                 35,000(b)               805,000
Paxar                                          15,560(b)               262,186
RadiSys                                       182,300(b)             3,536,620
SYNNEX                                         11,244(b)               189,349
Total                                                               19,506,297

Energy Equipment & Services (3.9%)
Atwood Oceanics                                35,000(b)             2,947,350
Cal Dive Intl                                  74,800(b)             4,743,068
Grey Wolf                                     468,500(b)             3,949,455
GulfMark Offshore                               4,700(b)               151,669
Helmerich & Payne                               5,300                  320,067
Hydril                                         50,000(b)             3,432,000
Lone Star Technologies                          3,600(b)               200,124
Lufkin Inds                                     3,600                  156,780
Maverick Tube                                  99,100(b)             2,973,000
NS Group                                       45,103(b)             1,770,293
Oil States Intl                               146,600(b)             5,323,046
Parker Drilling                                15,500(b)               143,685
Pioneer Drilling                               10,400(b)               203,008
Superior Energy Services                       17,488(b)               403,798
TODCO Cl A                                     72,000                3,003,120
Unit                                           52,000(b)             2,874,560
Total                                                               32,595,023

Food & Staples Retailing (0.7%)
Great Atlantic & Pacific Tea                    9,700(b)               275,092
Longs Drug Stores                              41,300                1,771,357
Nash Finch                                     77,197                3,256,941
Ruddick                                        12,981                  299,212
Weis Markets                                    5,673                  226,977
Total                                                                5,829,579

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Food Products (1.4%)
American Italian Pasta Cl A                     6,764                  $72,104
Chiquita Brands Intl                           65,100                1,819,545
Corn Products Intl                            135,300                2,729,002
Farmer Brothers                                 4,681                   94,509
Gold Kist                                      77,000(b)             1,505,350
Lancaster Colony                                6,194                  266,342
Lance                                         142,700                2,491,542
Ralcorp Holdings                               60,400                2,531,968
Seaboard                                          180                  247,140
Total                                                               11,757,502

Gas Utilities (1.6%)
Energen                                        71,128                3,076,997
Nicor                                           8,102                  340,527
ONEOK                                          89,500                3,044,790
Peoples Energy                                  8,227                  323,979
South Jersey Inds                             118,000                3,438,521
UGI                                            96,022                2,703,019
WGL Holdings                                    8,053                  258,743
Total                                                               13,186,576

Health Care Equipment & Supplies (2.8%)
Biosite                                        28,600(b)             1,769,196
EPIX Pharmaceuticals                          203,100(b)             1,563,870
Gen-Probe                                      48,300(b)             2,388,435
Haemonetics                                    99,700(b)             4,738,741
Hologic                                        17,950(b)             1,036,613
Illumina                                       31,400(b)               402,234
Immucor                                        87,250(b)             2,394,140
Intuitive Surgical                              6,183(b)               453,152
Invacare                                        2,100                   87,507
Kyphon                                          5,100(b)               224,094
Mentor                                         22,000                1,210,220
Nektar Therapeutics                            87,000(b)             1,474,650
Sybron Dental Specialties                      88,800(b)             3,692,304
Thoratec                                        7,900(b)               140,304
Varian                                         40,000(b)             1,372,800
Ventana Medical Systems                         8,246(b)               313,925
Vital Signs                                     2,704                  124,627
Total                                                               23,386,812

Health Care Providers & Services (6.6%)
Advisory Board                                 46,000(b)             2,393,840
Alliance Imaging                               12,978(b)               110,962
Allscripts Healthcare Solutions                99,500(b,d)           1,792,990
Amedisys                                       65,200(b)             2,542,800
American Retirement                             6,700(b)               126,161
AMERIGROUP                                     11,571(b)               221,238
Apria Healthcare Group                        107,800(b)             3,439,898
Centene                                       103,622(b)             2,593,659

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
Chemed                                         38,800               $1,681,592
Cross Country Healthcare                       82,000(b)             1,521,920
Dendrite Intl                                  88,200(b)             1,771,938
Genesis HealthCare                             69,700(b)             2,810,304
HealthExtras                                   97,350(b)             2,081,343
Horizon Health                                  4,100(b)               111,397
Kindred Healthcare                             51,200(b)             1,525,760
LCA-Vision                                     43,500                1,614,720
LifePoint Hospitals                             4,200(b)               183,666
Magellan Health Services                      106,300(b)             3,736,444
Matria Healthcare                               3,872(b)               146,168
Option Care                                   210,450                3,080,988
Per-Se Technologies                            81,000(b)             1,673,460
PSS World Medical                             197,900(b)             2,639,986
Psychiatric Solutions                          54,900(b)             2,977,227
Radiation Therapy Services                    106,000(b)             3,377,160
RehabCare Group                                 5,946(b)               122,012
Sierra Health Services                         43,800(b)             3,016,506
Stewart Enterprises Cl A                       68,000                  450,840
Sunrise Senior Living                           4,010(b)               267,627
TriZetto Group                                  8,300(b)               117,196
United Surgical Partners Intl                   5,300(b)               207,283
Ventiv Health                                 137,905(b)             3,614,490
WellCare Health Plans                          61,000(b)             2,260,050
Total                                                               54,211,625

Hotels, Restaurants & Leisure (2.5%)
Ameristar Casinos                              79,250                1,651,570
Bluegreen                                     145,200(b)             2,562,780
Bob Evans Farms                                14,681                  333,406
Boyd Gaming                                     6,356                  274,071
Domino's Pizza                                141,700                3,304,444
Jack in the Box                                53,117(b)             1,588,729
Krispy Kreme Doughnuts                         14,400(b)                90,144
Lone Star Steakhouse
  & Saloon                                     69,800                1,814,800
Monarch Casino & Resort                       111,000(b)             1,885,890
Panera Bread Cl A                              42,000(b)             2,149,560
Penn Natl Gaming                                9,430(b)               293,367
PF Chang's China Bistro                        31,300(b)             1,403,179
Ryan's Restaurant Group                        18,623(b)               217,330
Shuffle Master                                 58,000(b)             1,532,940
Vail Resorts                                   71,500(b)             2,055,625
Total                                                               21,157,835

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Household Durables (1.6%)
American Greetings Cl A                         3,380                  $92,612
Beazer Homes USA                               12,460                  731,028
Blyth                                           5,884                  131,154
Brookfield Homes                               46,319                2,572,095
Ethan Allen Interiors                          12,374                  387,925
Fleetwood Enterprises                         125,000(b)             1,537,500
Furniture Brands Intl                          23,642                  426,265
Jarden                                         40,200(b)             1,651,014
La-Z-Boy                                       22,068(d)               291,077
M/I Homes                                       4,540                  246,340
Tupperware                                     97,619                2,223,761
WCI Communities                                53,475(b)             1,517,086
Yankee Candle                                  52,900                1,296,050
Total                                                               13,103,907

Household Products (0.3%)
Central Garden & Pet                           55,800(b)             2,524,950

Industrial Conglomerates (0.4%)
Standex Intl                                    5,747                  151,319
Walter Inds                                    63,031                3,083,476
Total                                                                3,234,795

Insurance (4.7%)
Alfa                                           16,725                  278,973
AmerUs Group                                    9,816                  563,144
Delphi Financial Group Cl A                   106,202                4,970,253
FBL Financial Group Cl A                        6,530                  195,574
FPIC Insurance Group                           68,000(b)             2,447,320
Horace Mann Educators                         169,752                3,357,695
Infinity Property & Casualty                    4,597                  161,309
LandAmerica Financial Group                    42,241                2,730,881
Navigators Group                               56,800(b)             2,119,776
Odyssey Re Holdings                            84,400(d)             2,155,576
Ohio Casualty                                 155,600                4,219,872
Presidential Life                               8,300                  149,400
ProAssurance                                  109,600(b)             5,115,031
RLI                                            55,957                2,588,571
Safety Insurance Group                         70,000                2,491,300
Selective Insurance Group                      87,000                4,254,299
Stewart Information Services                    6,013                  307,866
Triad Guaranty                                  4,500(b)               176,490
United Fire & Casualty                          6,832                  308,192
Universal American Financial                   15,672(b)               356,381
Total                                                               38,947,903

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Internet & Catalog Retail (0.3%)
Coldwater Creek                                 9,763(b)              $246,223
Insight Enterprises                            14,515(b)               269,979
NetFlix                                        76,600(b)             1,990,834
NutriSystem                                     7,700(b)               192,654
Total                                                                2,699,690

Internet Software & Services (1.7%)
aQuantive                                      12,500(b)               251,625
CNET Networks                                  17,500(b)               237,475
Digital River                                  50,190(b)             1,749,122
Digitas                                        60,766(b)               690,302
EarthLink                                     120,600(b)             1,290,420
j2 Global Communications                       62,000(b,d)           2,506,040
NetRatings                                      8,603(b)               130,938
United Online                                 151,900                2,103,815
ValueClick                                    171,100(b)             2,924,098
Websense                                       47,400(b)             2,427,354
Total                                                               14,311,189

IT Services (1.8%)
Anteon Intl                                    54,000(b)             2,309,040
BISYS Group                                    11,663(b)               156,634
CSG Systems Intl                              183,336(b)             3,980,225
MAXIMUS                                        18,908                  675,961
MPS Group                                     163,000(b)             1,923,400
Perot Systems Cl A                            158,700(b)             2,245,605
SRA Intl Cl A                                  74,940(b)             2,658,871
TALX                                           27,000                  885,330
Total                                                               14,835,066

Leisure Equipment & Products (0.7%)
Callaway Golf                                  15,678                  236,581
JAKKS Pacific                                  10,578(b)               171,681
Oakley                                         90,000                1,560,600
RC2                                            48,000(b)             1,620,480
SCP Pool                                       67,600                2,361,268
Total                                                                5,950,610

Machinery (3.3%)
Astec Inds                                      3,800(b)               107,882
Barnes Group                                   56,000                2,008,160
Bucyrus Intl Cl A                              43,000                2,112,590
Cascade                                         3,392                  165,190
CIRCOR Intl                                    87,000                2,388,150
Clarcor                                        73,600                2,113,792
Crane                                           6,100                  181,414
EnPro Inds                                     71,000(b)             2,391,990
ESCO Technologies                              29,000(b)             1,452,030
Gardner Denver                                 70,600(b)             3,148,760
JLG Inds                                        8,100                  296,379

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Machinery (cont.)
Joy Global                                     16,024                 $808,571
Kennametal                                     67,600                3,315,104
Lincoln Electric Holdings                       7,336                  289,038
Middleby                                       36,500(b)             2,646,250
Mueller Inds                                    7,841                  217,745
Sun Hydraulics                                 85,000                2,065,500
Tecumseh Products Cl A                          4,942                  106,352
Wabtec                                         71,300                1,945,064
Total                                                               27,759,961

Marine (0.2%)
Kirby                                          40,000(b)             1,977,200

Media (1.8%)
Arbitron                                       47,000                1,872,480
Entravision Communications
  Cl A                                        146,000(b)             1,149,020
Gray Television                               136,400                1,444,476
Martha Stewart Living
  Omnimedia Cl A                                4,854(b)               121,447
Mediacom Communications
  Cl A                                        188,000(b)             1,387,440
PRIMEDIA                                       58,878(b)               240,811
Radio One Cl D                                233,000(b)             3,063,950
Reader's Digest Assn                            8,128                  129,804
Scholastic                                     62,900(b)             2,324,784
Valassis Communications                        81,412(b)             3,173,440
Total                                                               14,907,652

Metals & Mining (2.1%)
Carpenter Technology                           51,000                2,989,110
Century Aluminum                               86,000(b)             1,933,280
Cleveland-Cliffs                               24,749                2,155,885
Commercial Metals                              13,942                  470,403
Compass Minerals Intl                          80,300                1,846,900
Metal Management                               51,830                1,313,891
Quanex                                         41,271                2,732,966
RTI Intl Metals                                 3,600(b)               141,660
Steel Dynamics                                 45,000                1,528,200
Titanium Metals                                 7,600(b)               300,656
Worthington Inds                              111,000                2,334,330
Total                                                               17,747,281

Multi-Utilities & Unregulated Power (0.1%)
Aquila                                        133,937(b)               530,391

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Oil & Gas (3.2%)
ATP Oil & Gas                                   4,000(b)              $131,360
Berry Petroleum Cl A                           47,400                3,161,106
Carrizo Oil and Gas                            98,800(b)             2,894,840
Cheniere Energy                                12,364(b)               511,375
Cimarex Energy                                 81,000(b)             3,671,730
Energy Partners                               112,600(b)             3,515,372
Frontier Oil                                   12,900                  572,115
Holly                                           4,869                  311,519
Houston Exploration                             3,058(b)               205,651
KCS Energy                                     10,140(b)               279,154
Plains Exploration & Production                 6,000(b)               256,920
Remington Oil & Gas                            40,000(b)             1,660,000
Southwestern Energy                             9,976(b)               732,238
St. Mary Land & Exploration                   136,100                4,981,260
Stone Energy                                    2,700(b)               164,808
Swift Energy                                   60,100(b)             2,749,575
Tesoro                                          4,545                  305,606
Toreador Resources                              3,500(b)               123,900
Vintage Petroleum                              12,757                  582,485
World Fuel Services                             3,803                  123,407
Total                                                               26,934,421

Paper & Forest Products (0.4%)
Potlatch                                       52,600                2,741,512
Schweitzer-Mauduit Intl                         8,094                  180,658
Total                                                                2,922,170

Personal Products (0.6%)
Chattem                                        55,600(b)             1,973,800
Nu Skin Enterprises Cl A                       65,000                1,238,250
Parlux Fragrances                              24,000(b)               699,360
Playtex Products                               80,900(b)               889,900
Revlon Cl A                                    27,500(b)                88,550
Total                                                                4,889,860

Pharmaceuticals (0.8%)
CNS                                             4,500                  117,315
First Horizon Pharmaceutical                  149,300(b)             2,966,591
MGI PHARMA                                     45,000(b)             1,048,950
Par Pharmaceutical Companies                    4,880(b)               129,906
Perrigo                                       152,900                2,187,999
Total                                                                6,450,761

Real Estate (0.3%)
Jones Lang LaSalle                             49,000                2,256,940
Trammell Crow                                   8,473(b)               209,114
Total                                                                2,766,054

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Real Estate Investment Trust (3.5%)
American Home Mortgage
  Investment                                  105,236               $3,188,650
Anthracite Capital                             27,528                  318,774
Anworth Mtge Asset                             38,500                  318,395
Bedford Property Investors                     11,062                  263,718
CBL & Associates Properties                    52,800                2,164,272
EastGroup Properties                           56,700                2,480,625
IMPAC Mtge Holdings                            36,068                  442,194
Innkeepers USA Trust                          179,000                2,765,550
MFA Mtge Investments                           76,612                  469,632
New Century Financial                           6,970                  252,802
Novastar Financial                              4,313                  142,286
Omega Healthcare Investors                    165,000                2,296,800
Pan Pacific Retail Properties                  39,200                2,583,280
RAIT Investment Trust                          93,498                2,664,693
Redwood Trust                                  61,362(d)             2,982,806
Saxon Capital                                  13,400                  158,790
Town & Country Trust                           51,800                1,503,236
Universal Health Realty
  Income Trust                                 64,719                2,151,907
Ventas                                         67,100                2,160,620
Total                                                               29,009,030

Road & Rail (1.0%)
Amerco                                          4,014(b)               233,575
Arkansas Best                                   4,623                  161,204
Dollar Thrifty Automotive Group                 4,000(b)               134,680
Florida East Coast Inds                        44,000                1,992,760
Genesee & Wyoming Cl A                         66,600(b)             2,111,220
Landstar System                                37,500                1,501,125
Old Dominion Freight Line                      57,700(b)             1,932,373
Werner Enterprises                              9,200                  159,068
Total                                                                8,226,005

Semiconductors & Semiconductor Equipment (4.4%)
Atheros Communications                        175,700(b)             1,714,832
Axcelis Technologies                          114,000(b)               595,080
Cypress Semiconductor                          84,000(b)             1,264,200
DSP Group                                      80,600(b)             2,068,196
Entegris                                      145,427(b)             1,643,325
ESS Technology                                107,398(b)               381,263
FormFactor                                     80,300(b)             1,832,446
Microsemi                                     210,900(b)             5,386,386
MKS Instruments                                86,000(b)             1,481,780
OmniVision Technologies                       144,000(b,d)           1,817,280
ON Semiconductor                              605,400(b)             3,129,918
Photronics                                    106,700(b)             2,069,980
Pixelworks                                    133,700(b)               881,083
PMC-Sierra                                    116,000(b)             1,021,960

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (cont.)
PortalPlayer                                   83,000(b)            $2,276,690
Silicon Image                                 105,800(b)               940,562
Silicon Storage Technology                    325,800(b)             1,752,804
Skyworks Solutions                            183,500(b)             1,288,170
Tessera Technologies                           50,900(b)             1,522,419
Trident Microsystems                           24,900(b)               792,069
Varian Semiconductor
  Equipment Associates                         69,200(b)             2,932,004
Zoran                                           7,400(b)               105,820
Total                                                               36,898,267

Software (4.1%)
ANSYS                                          94,047(b)             3,619,869
Epicor Software                               228,300(b)             2,967,900
FileNet                                        72,300(b)             2,017,170
Hyperion Solutions                             27,600(b)             1,342,740
Informatica                                   188,300(b)             2,263,366
Internet Security Systems                      73,700(b)             1,769,537
Kronos                                         34,000(b)             1,517,760
MICROS Systems                                 77,436(b)             3,387,825
Parametric Technology                         515,200(b)             3,590,944
Progress Software                              65,600(b)             2,084,112
Quality Systems                                 3,200                  221,088
Take-Two Interactive Software                       1(b)                    11
THQ                                             4,950(b)               105,534
Transaction Systems Architects                125,621(b)             3,498,545
Ultimate Software Group                       153,000(b)             2,818,260
VASCO Data Security Intl                      286,700(b)             2,600,369
Wind River Systems                             22,754(b)               294,209
Total                                                               34,099,239

Specialty Retail (3.6%)
bebe stores                                    15,848                  277,340
Blockbuster Cl A                               19,700                   93,575
Burlington Coat Factory
  Warehouse                                    12,113                  460,779
Cato Cl A                                      93,837                1,870,171
Charming Shoppes                              134,000(b)             1,429,780
Children's Place Retail Stores                 43,500(b)             1,550,340
Dick's Sporting Goods                          50,000(b)             1,505,500
Genesco                                        62,400(b)             2,323,776
Group 1 Automotive                              8,581(b)               236,836
Guitar Center                                  45,100(b)             2,489,971
Jos A Bank Clothiers                           32,700(b)             1,413,294
Linens `N Things                               15,746(b)               420,418
Men's Wearhouse                                54,000(b)             1,441,800
Movie Gallery                                  10,419                  108,253
Pacific Sunwear of California                  85,000(b)             1,822,400
Pantry                                         91,160(b)             3,406,649

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Specialty Retail (cont.)
Payless ShoeSource                              9,930(b)              $172,782
Pier 1 Imports                                 15,300                  172,431
Select Comfort                                 73,000(b)             1,458,540
Sonic Automotive                              105,893                2,352,942
Stage Stores                                   79,950                2,148,257
Talbots                                         6,300                  188,496
Zale                                           83,855(b)             2,279,179
Total                                                               29,623,509

Textiles, Apparel & Luxury Goods (1.8%)
Brown Shoe                                      8,407                  277,431
Hartmarx                                      331,700(b)             2,172,635
K-Swiss Cl A                                    5,000                  147,850
Kellwood                                        6,621                  171,153
Phillips-Van Heusen                           117,000                3,629,340
Quiksilver                                    165,000(b)             2,384,250
Russell                                        12,961                  181,972
Steven Madden                                   4,452(b)               102,040
Stride Rite                                    12,579                  161,263
Warnaco Group                                 123,600(b)             2,708,076
Wolverine World Wide                          141,700                2,982,785
Total                                                               14,918,795

Thrifts & Mortgage Finance (2.0%)
Anchor BanCorp Wisconsin                        5,835                  172,016
BankAtlantic Bancorp Cl A                     145,000                2,463,550
CharterMac LP                                   8,200                  168,100
Commercial Federal                             12,296                  419,785
Doral Financial                                18,100(c)               236,567
Downey Financial                               30,786                1,874,867
FirstFed Financial                             59,658(b)             3,210,198
Flagstar Bancorp                                8,483                  136,576
Fremont General                                 8,500                  185,555
ITLA Capital                                    1,674(b)                87,868
Ocwen Financial                               247,100(b,d)           1,714,874
R-G Financial Cl B                              8,308(c)               114,235
Sterling Financial                            116,502                2,627,120
W Holding                                      17,000(c)               162,520
WSFS Financial                                 50,000                2,944,500
Total                                                               16,518,331

Tobacco (0.1%)
Universal                                      10,964                  425,732

Trading Companies & Distributors (0.7%)
GATX                                           76,573                3,028,462
United Rentals                                  8,815(b)               173,744
Watsco                                          5,400                  286,794
WESCO Intl                                     80,000(b)             2,709,600
Total                                                                6,198,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Wireless Telecommunication Services (0.7%)
Centennial Communications                      23,500(b)              $352,030
Leap Wireless Intl                             72,000(b)             2,534,400
SBA Communications Cl A                        29,019(b)               448,344
UbiquiTel                                     256,900(b)             2,245,306
Total                                                                5,580,080

Total Common Stocks
(Cost: $714,664,893)                                              $823,665,775

Short-Term Securities (3.5%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (0.1%)
Federal Home Loan Bank Disc Nt
   10-07-05               3.54%              $700,000                 $699,519

Commercial Paper (3.4%)
Bryant Park Funding LLC
   10-17-05               3.75              5,000,000(g)             4,991,170
Morgan Stanley & Co
   10-03-05               3.90              6,600,000                6,597,855
Thames Asset Global Securitization #1
   10-03-05               3.64             10,000,000(g)             9,996,966
   10-18-05               3.77              2,000,000(g)             1,996,240
White Pine Finance LLC
   10-20-05               3.81              5,000,000                4,989,445
Total                                                               28,571,676

Total Short-Term Securities
(Cost: $29,274,245)                                                $29,271,195

Total Investments in Securities
(Cost: $743,939,138)(h)                                           $852,936,970

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2005, the value of foreign securities represented 0.5% of net assets.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.5% of net assets. See Note 5 to the financial statements. 2.0% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $16,984,376 or 2.0% of net assets.

(h) At Sept. 30, 2005, the cost of securities for federal income tax purposes was approximately $743,939,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $136,813,000
      Unrealized depreciation                                      (27,815,000)
                                                                   -----------
      Net unrealized appreciation                                 $108,998,000
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Small Cap Advantage Fund

Sept. 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $743,939,138)                                                                              $852,936,970
Cash in bank on demand deposit                                                                                      150,227
Capital shares receivable                                                                                           105,468
Dividends and accrued interest receivable                                                                           523,137
Receivable for investment securities sold                                                                         4,001,390
                                                                                                                  ---------
Total assets                                                                                                    857,717,192
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              139,501
Payable for investment securities purchased                                                                      10,296,978
Payable upon return of securities loaned (Note 5)                                                                12,889,000
Accrued investment management services fee                                                                           16,172
Accrued distribution fee                                                                                            371,730
Accrued service fee                                                                                                       2
Accrued transfer agency fee                                                                                           3,000
Accrued administrative services fee                                                                                   1,230
Other accrued expenses                                                                                              137,284
                                                                                                                    -------
Total liabilities                                                                                                23,854,897
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $833,862,295
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,104,909
Additional paid-in capital                                                                                      592,887,989
Net operating loss                                                                                               (2,585,103)
Accumulated net realized gain (loss)                                                                            133,456,668
Unrealized appreciation (depreciation) on investments                                                           108,997,832
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                       $833,862,295
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $607,714,413
                                                              Class B                                          $204,642,268
                                                              Class C                                          $ 11,925,530
                                                              Class I                                          $  8,925,732
                                                              Class Y                                          $    654,352
Net asset value per share of outstanding capital stock:       Class A shares          79,464,010               $       7.65
                                                              Class B shares          28,153,628               $       7.27
                                                              Class C shares           1,640,448               $       7.27
                                                              Class I shares           1,148,172               $       7.77
                                                              Class Y shares              84,691               $       7.73
                                                                                          ------               ------------
* Including securities on loan, at value (Note 5)                                                              $ 12,357,760
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
RiverSource Small Cap Advantage Fund

Six months ended Sept. 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $  3,194,173
Interest                                                                                                            158,169
Fee income from securities lending (Note 5)                                                                         190,385
   Less foreign taxes withheld                                                                                       (2,014)
                                                                                                                     ------
Total income                                                                                                      3,540,713
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                3,119,120
Distribution fee
   Class A                                                                                                          757,954
   Class B                                                                                                        1,109,177
   Class C                                                                                                           60,561
Transfer agency fee                                                                                                 838,949
Incremental transfer agency fee
   Class A                                                                                                           62,178
   Class B                                                                                                           41,581
   Class C                                                                                                            2,374
Service fee -- Class Y                                                                                                  296
Administrative services fees and expenses                                                                           240,957
Compensation of board members                                                                                         8,062
Custodian fees                                                                                                       87,350
Printing and postage                                                                                                132,910
Registration fees                                                                                                    11,600
Audit fees                                                                                                           12,000
Other                                                                                                                19,348
                                                                                                                     ------
Total expenses                                                                                                    6,504,417
   Earnings credits on cash balances (Note 2)                                                                       (16,006)
                                                                                                                    -------
Total net expenses                                                                                                6,488,411
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (2,947,698)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                78,606,693
   Futures contracts                                                                                                 (1,632)
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          78,605,061
Net change in unrealized appreciation (depreciation) on investments                                             (10,528,036)
                                                                                                                -----------
Net gain (loss) on investments                                                                                   68,077,025
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $ 65,129,327
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
RiverSource Small Cap Advantage Fund

                                                                                      Sept. 30, 2005            March 31, 2005
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                     $  (2,947,698)            $  (7,575,569)
Net realized gain (loss) on investments                                                78,605,061               122,726,738
Net change in unrealized appreciation (depreciation) on investments                   (10,528,036)              (56,385,019)
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                        65,129,327                58,766,150
                                                                                       ----------                ----------
Distributions to shareholders from:
     Net investment income
            Class A                                                                            --               (15,380,410)
            Class B                                                                            --                (6,190,565)
            Class C                                                                            --                  (320,056)
            Class I                                                                            --                   (97,524)
            Class Y                                                                            --                   (12,623)
                                                                                      -----------               -----------
Total distributions                                                                            --               (22,001,178)
                                                                                      -----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           41,021,722               141,734,116
     Class B shares                                                                     7,248,930                33,161,170
     Class C shares                                                                       894,194                 3,008,247
     Class I shares                                                                     2,874,656                 9,581,964
     Class Y shares                                                                        47,819                   488,055
Reinvestment of distributions at net asset value
     Class A shares                                                                            --                15,212,581
     Class B shares                                                                            --                 6,117,779
     Class C shares                                                                            --                   314,429
     Class I shares                                                                            --                    97,270
     Class Y shares                                                                            --                    12,551
Payments for redemptions
     Class A shares                                                                  (102,232,583)             (158,935,989)
     Class B shares (Note 2)                                                          (53,357,010)              (78,547,491)
     Class C shares (Note 2)                                                           (2,250,594)               (3,246,198)
     Class I shares                                                                      (122,739)               (4,933,351)
     Class Y shares                                                                            --                   (71,637)
                                                                                      -----------               -----------
Increase (decrease) in net assets from capital share transactions                    (105,875,605)              (36,006,504)
                                                                                     ------------               -----------
Total increase (decrease) in net assets                                               (40,746,278)                  758,468
Net assets at beginning of period                                                     874,608,573               873,850,105
                                                                                      -----------               -----------
Net assets at end of period                                                         $ 833,862,295             $ 874,608,573
                                                                                    =============             =============
Undistributed (excess of distributions over) net investment income                  $  (2,585,103)            $     362,595
                                                                                    -------------             -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

RiverSource Small Cap Advantage Fund
(formerly AXP Small Cap Advantage Fund)

(Unaudited as to Sept. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 1.07% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.74% to 0.615% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $110,022 for the six months ended Sept. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of Ameriprise Financial.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the six months ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $413,805 for Class A, $28,782 for Class B and $736 for Class C for the six months ended Sept. 30, 2005.

During the six months ended Sept. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $16,006 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $431,018,943 and $541,287,775, respectively, for the six months ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                        5,574,880         1,050,369          129,363           392,523            6,364
Issued for reinvested distributions                --                --               --                --               --
Redeemed                                  (14,054,386)       (7,657,577)        (323,727)          (16,317)              --
                                          -----------        ----------         --------           -------            -----
Net increase (decrease)                    (8,479,506)       (6,607,208)        (194,364)          376,206            6,364
                                           ----------        ----------         --------           -------            -----

                                                                    Year ended March 31, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                       21,339,148         5,129,663          464,935         1,420,310           69,787
Issued for reinvested distributions         2,104,092           885,351           45,504            13,288            1,719
Redeemed                                  (23,279,909)      (12,254,405)        (494,309)         (795,061)          (9,979)
                                          -----------       -----------         --------          --------           ------
Net increase (decrease)                       163,331        (6,239,391)          16,130           638,537           61,527
                                              -------        ----------           ------           -------           ------

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $12,357,760 were on loan to brokers. For collateral, the Fund received $12,889,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $190,385 for the six months ended Sept. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2005.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                     $7.07        $6.77        $4.10        $ 5.43        $4.79
                                                                         -----        -----        -----        ------        -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.05)        (.03)         (.02)        (.02)
Net gains (losses) (both realized and unrealized)                          .60          .52         2.70         (1.31)         .66
                                                                         -----        -----        -----        ------        -----
Total from investment operations                                           .58          .47         2.67         (1.33)         .64
                                                                         -----        -----        -----        ------        -----
Less distributions:
Distributions from realized gains                                           --         (.17)          --            --           --
                                                                         -----        -----        -----        ------        -----
Net asset value, end of period                                           $7.65        $7.07        $6.77        $ 4.10        $5.43
                                                                         -----        -----        -----        ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $608         $622         $594          $272         $414
Ratio of expenses to average daily net assets(b)                         1.33%(c)     1.30%        1.36%         1.38%        1.25%
Ratio of net investment income (loss) to average daily net assets        (.49%)(c)    (.63%)       (.58%)        (.38%)       (.31%)
Portfolio turnover rate (excluding short-term securities)                  52%         101%         110%          128%         136%
Total return(d)                                                          8.20%(e)     6.90%       65.12%       (24.49%)      13.36%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                     $6.75        $6.51        $3.97        $ 5.31        $4.72
                                                                         -----        -----        -----        ------        -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.10)        (.07)         (.05)        (.05)
Net gains (losses) (both realized and unrealized)                          .56          .51         2.61         (1.29)         .64
                                                                         -----        -----        -----        ------        -----
Total from investment operations                                           .52          .41         2.54         (1.34)         .59
                                                                         -----        -----        -----        ------        -----
Less distributions:
Distributions from realized gains                                           --         (.17)          --            --           --
                                                                         -----        -----        -----        ------        -----
Net asset value, end of period                                           $7.27        $6.75        $6.51        $ 3.97        $5.31
                                                                         -----        -----        -----        ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $205         $234         $267          $141         $221
Ratio of expenses to average daily net assets(b)                         2.09%(c)     2.07%        2.13%         2.14%        2.02%
Ratio of net investment income (loss) to average daily net assets       (1.26%)(c)   (1.40%)      (1.34%)       (1.15%)      (1.08%)
Portfolio turnover rate (excluding short-term securities)                  52%         101%         110%          128%         136%
Total return(d)                                                          7.70%(e)     6.25%       63.98%       (25.24%)      12.50%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                     $6.75        $6.51        $3.98        $ 5.31        $4.72
                                                                         -----        -----        -----        ------        -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.09)        (.06)         (.05)        (.05)
Net gains (losses) (both realized and unrealized)                          .56          .50         2.59         (1.28)         .64
                                                                         -----        -----        -----        ------        -----
Total from investment operations                                           .52          .41         2.53         (1.33)         .59
                                                                         -----        -----        -----        ------        -----
Less distributions:
Distributions from realized gains                                           --         (.17)          --            --           --
                                                                         -----        -----        -----        ------        -----
Net asset value, end of period                                           $7.27        $6.75        $6.51        $ 3.98        $5.31
                                                                         -----        -----        -----        ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $12          $12          $12            $5           $5
Ratio of expenses to average daily net assets(b)                         2.09%(c)     2.07%        2.13%         2.17%        2.04%
Ratio of net investment income (loss) to average daily net assets       (1.26%)(c)   (1.40%)      (1.36%)       (1.16%)      (1.10%)
Portfolio turnover rate (excluding short-term securities)                  52%         101%         110%          128%         136%
Total return(d)                                                          7.70%(e)     6.25%       63.57%       (25.05%)      12.50%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(g)      2005         2004(b)
Net asset value, beginning of period                                     $7.17        $6.82        $6.92
                                                                         -----        -----        -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.03)        (.01)
Net gains (losses) (both realized and unrealized)                          .61          .55         (.09)
                                                                         -----        -----        -----
Total from investment operations                                           .60          .52         (.10)
                                                                         -----        -----        -----
Less distributions:
Distributions from realized gains                                           --         (.17)          --
                                                                         -----        -----        -----
Net asset value, end of period                                           $7.77        $7.17        $6.82
                                                                         -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $9           $6           $1
Ratio of expenses to average daily net assets(c)                          .86%(d)      .84%         .96%(d)
Ratio of net investment income (loss) to average daily net assets        (.01%)(d)    (.19%)       (.12%)(d)
Portfolio turnover rate (excluding short-term securities)                  52%         101%         110%
Total return(e)                                                          8.37%(f)     7.58%       (1.44%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                     $7.14        $6.82        $4.12        $ 5.46        $4.81
                                                                         -----        -----        -----        ------        -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)        (.02)         (.02)        (.01)
Net gains (losses) (both realized and unrealized)                          .61          .52         2.72         (1.32)         .66
                                                                         -----        -----        -----        ------        -----
Total from investment operations                                           .59          .49         2.70         (1.34)         .65
                                                                         -----        -----        -----        ------        -----
Less distributions:
Distributions from realized gains                                           --         (.17)          --            --           --
                                                                         -----        -----        -----        ------        -----
Net asset value, end of period                                           $7.73        $7.14        $6.82        $ 4.12        $5.46
                                                                         -----        -----        -----        ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1           $1          $--           $--          $--
Ratio of expenses to average daily net assets(b)                         1.15%(c)     1.12%        1.20%         1.16%        1.08%
Ratio of net investment income (loss) to average daily net assets        (.30%)(c)    (.46%)       (.40%)        (.27%)       (.14%)
Portfolio turnover rate (excluding short-term securities)                  52%         101%         110%          128%         136%
Total return(d)                                                          8.26%(e)     7.14%       65.53%       (24.54%)      13.51%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

                                                       Beginning           Ending            Expenses
                                                     account value      account value      paid during         Annualized
                                                     April 1, 2005     Sept. 30, 2005      the period(a)      expense ratio
Class A
     Actual(b)                                          $1,000            $1,082.00            $6.94(c)           1.33%
     Hypothetical (5% return before expenses)           $1,000            $1,018.40            $6.73(c)           1.33%
Class B
     Actual(b)                                          $1,000            $1,077.00           $10.88(c)           2.09%
     Hypothetical (5% return before expenses)           $1,000            $1,014.59           $10.56(c)           2.09%
Class C
     Actual(b)                                          $1,000            $1,077.00           $10.88(c)           2.09%
     Hypothetical (5% return before expenses)           $1,000            $1,014.59           $10.56(c)           2.09%
Class I
     Actual(b)                                          $1,000            $1,083.70            $4.49(c)            .86%
     Hypothetical (5% return before expenses)           $1,000            $1,020.76            $4.36(c)            .86%
Class Y
     Actual(b)                                          $1,000            $1,082.60            $6.00(c)           1.15%
     Hypothetical (5% return before expenses)           $1,000            $1,019.30            $5.82(c)           1.15%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +8.20% for Class A, +7.70% for Class B, +7.70% for Class C, +8.37% for Class I and +8.26% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $7.05 for Class A, $10.99 for Class B, $10.99 for Class C, $4.60 for Class I and $6.11 for Class Y; the hypothetical expenses paid would have been $6.83 for Class A, $10.66 for Class B, $10.66 for Class C, $4.46 for Class I and $5.92 for Class Y.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004, although below the median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the

--------------------------------------------------------------------------------
36 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account

--------------------------------------------------------------------------------
37 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to sub-advisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having sub-advisers manage the Fund.) The Board considered that advisory fees would increase under the New IMS Agreement but that the total expense ratio would remain below the median. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

--------------------------------------------------------------------------------
38 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

Semiannual Report                           [RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)
Small Cap Growth Fund

Semiannual Report for the
Period Ended Sept. 30, 2005

>  RiverSource Small Cap Growth Fund (formerly AXP(R)Partners Small Cap Growth
   Fund) seeks to provide shareholders with long-term capital growth.

Table of Contents

Fund Snapshot                                                           3

Performance Summary                                                     4

Questions & Answers
   with Portfolio Management                                            5

Investments in Securities                                              12

Financial Statements                                                   19

Notes to Financial Statements                                          22

Fund Expenses Example                                                  33

Approval of Investment Management
   Services Agreement                                                  35

Proxy Voting                                                           40

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot AT SEPT. 30, 2005

PORTFOLIO MANAGERS

Essex Investment Management Company, LLC

Portfolio manager                         Since       Years in industry
Nancy B. Prial, CFA                        9/05              21

MDT Advisers

Portfolio manager                         Since       Years in industry
David Goldsmith*                           9/05              15

* The Fund is managed by an investment team led by David Goldsmith.

Turner Investment Partners, Inc.

Portfolio managers                        Since       Years in industry
William C. McVail, CFA                     8/03              17
Christopher K. McHugh                      8/03              18
Frank L. Sustersic, CFA                    8/03              15
Jason D. Schrotberger, CFA                 8/03              10

UBS Global Asset Management (Americas) Inc.

Portfolio managers                        Since       Years in industry
Paul A. Graham, Jr., CFA                   8/03              19
David N. Wabnik                            8/03              14

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 1/24/01        B: 1/24/01   C: 1/24/01   I: 3/4/04     Y: 1/24/01

Ticker symbols by class
A: AXSCX          B: ASGBX     C: APRCX     I: --         Y: --

Total net assets                                         $215.8 million

Number of holdings                                                  437

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Information Technology 25.7%
Health Care 20.4%
Industrials 18.0%
Consumer Discretionary 13.2%
Energy 9.1%
Financials 6.2%
Materials 2.8%
Short-Term Securities* 1.9%
Consumer Staples 1.8%
Telecommunication Services 0.9%

* Of the 1.9%, 1.6% is due to security lending activity and 0.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsemi (Semiconductors &
Semiconductor Equipment)                                           1.1%
Kyphon (Health Care Equipment & Supplies)                          1.1
Labor Ready (Commercial Services & Supplies)                       1.1
Psychiatric Solutions
(Health Care Providers & Services)                                 1.0
Quicksilver Resources (Oil & Gas)                                  1.0
TETRA Technologies (Energy Equipment & Services)                   0.9
United Surgical Partners Intl
(Health Care Providers & Services)                                 0.9
Pediatrix Medical Group
(Health Care Providers & Services)                                 0.9
Progress Software (Software)                                       0.8
KCS Energy (Oil & Gas)                                             0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of small-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                  For the six-month period ended Sept. 30, 2005

                   9.78%              10.02%              9.23%

 +9.78% = RiverSource Small Cap Growth Fund Class A (excluding sales charge) +10.02% = Russell 2000(R) Growth Index(1) (unmanaged)
 +9.23% = Lipper Small-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes commissions or other fees.

(2) The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                  Class C            Class I     Class Y
(Inception dates)          (1/24/01)                (1/24/01)                (1/24/01)          (3/4/04)    (1/24/01)
                                                            After                    After
                        NAV(1)    POP(2)       NAV(1)     CDSC(3)       NAV(1)      CDSC(4)      NAV(5)       NAV(6)
at Sept. 30, 2005
6 months*               +9.78%    +3.46%       +9.36%      +4.36%        +9.36%      +8.36%      +10.17%      +9.72%
1 year                 +15.58%    +8.93%      +14.73%      +9.73%       +14.73%     +13.73%      +16.21%     +15.75%
3 years                +17.72%   +15.42%      +16.75%     +15.76%       +16.75%     +16.75%        N/A       +17.83%
Since inception         -2.13%    -3.36%       -2.88%      -3.29%        -2.88%      -2.88%       +1.96%      -1.99%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Growth Fund's Class A shares increased 9.78% (excluding sales charge) for the semiannual period ended Sept. 30, 2005, underperforming its benchmark, the Russell 2000(R) Growth Index (Russell Index), which rose 10.02%. For the same six-month period, the Fund's peer group, as represented by the Lipper Small-Cap Growth Funds Index, advanced 9.23%.

RiverSource Small Cap Growth Fund's portfolio is managed by four independent money management firms that invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. On Sept. 26, 2005, Essex Investment Management Company, LLC (Essex) and MDT Advisers (MDTA) replaced Bjurman, Barry & Associates (Bjurman Barry) and RS Investment Management, L.P.
(RSIM) as subadvisers to the Fund. Turner Investment Partners, Inc. (Turner), UBS Global Asset Management (Americas) Inc. (UBS), Essex and MDTA each managed approximately 29%, 34.4%, 18.3%, and 18.3%, respectively, of the Fund's portfolio as of Sept. 30, 2005.

Q: What factors affected performance for your portion of the Fund during the six-month period ended Sept. 30, 2005?

    Turner: Six of the 10 sectors in our portion of the Fund outperformed their corresponding Russell Index sectors during the period. The majority of positive performance for the time period can be attributed to growth-oriented holdings in the technology and financial services sectors. Semiconductor, telecommunications equipment, and Internet software and services stocks performed especially well in the technology sector. Investment banks and brokers as well as financial publishing and services stocks contributed to performance in the financial services sector. Also adding to performance were holdings in the consumer discretionary sector.

    The prime detractor from performance was a large exposure to health care stocks. Biotechnology, medical specialties and hospital nursing management holdings recorded poor returns. Holdings in the energy sector also had a negative impact on performance. Our underperformance vs. the Russell Index was largely due to the Fund's smaller exposure to the strongly performing energy sector.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                      LARGE
                      MEDIUM  SIZE
                 X    SMALL

--------------------------------------------------------------------------------
5 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> A smaller exposure to the prominent energy stocks as well as a larger exposure in the consumer and retail sectors negatively impacted returns. [END CALLOUT QUOTE]

       -- Bjurman Barry

    UBS: During the period the greatest positive contributions to our portion of the Fund came from energy and industrials. Specifically, stock selection was positive in the energy and industrials sectors, and our small exposure to the materials sector contributed positively to returns. The biggest detractor came in the financials area where the Fund's holdings underperformed their industry peers.

    Bjurman Barry: Stocks rose for the period even as oil prices reached record-setting highs. The devastation caused by Hurricanes Katrina and Rita further lifted the already heightened prices of crude oil and oil-based commodities. This worried investors, as rising gasoline prices and potential interest rate increases could slow down consumer spending and business investment.

    The immediate effects of such concerns have been seen in the stocks of the retail and consumer sectors, which heavily underperformed during the latter half of the period. With the exception of energy, our portion of the Fund had a heavier average weighting relative to the Russell Index in the health care, manufacturing and consumer durables sectors, which benefited the portfolio. However, a smaller exposure to the prominent energy stocks as well as a larger exposure in the consumer and retail sectors negatively impacted returns. In addition, technology stocks detracted from performance.

    RSIM: During the period, our portion of the portfolio benefited from strong stock selection in the consumer discretionary sector. While we have been somewhat cautious on companies that are highly correlated to consumer spending, we have been very bullish about the prospects for companies with online business models that are restructuring traditional channels of commerce.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> During the period, our portion of the portfolio benefited from strong stock selection in the consumer discretionary sector. [END CALLOUT QUOTE]

       -- RSIM

    NetFlix, an online DVD rental service, was up significantly during the period. The industry has been transformed into a duopoly with Blockbuster Video, which we do not own in the portfolio. However, we think NetFlix's focus on "back-catalogue" titles vs. the volatile new release model at Blockbuster will allow the company to generate significantly higher profitability. GSI Commerce, an outsourcer of complex e-commerce solutions for multichannel consumer products companies, was also up during the period. GSI Commerce signed up multiple new partners including Zales Jewelers, General Nutrition Centers and Levis that we believe should add new revenue opportunities in the years to come. Adding new partners to GSI's existing technology and supply chain platform should generate significant cash flow generation since the company doesn't own the inventory and collects a percentage of the gross merchandise sales.

    Holdings within the health care sector detracted during the semiannual period, as the portfolio's overall returns underperformed the healthcare returns from the Russell Index. While returns benefited from strong performance from a number of health care service-related positions, several holdings in the drug and pharmaceutical industry detracted from performance.

    Within the technology sector, Emulex, a provider of storage networking infrastructure solutions, performed well and the Fund sold its position, taking some profits. Another holding, M-Systems, a leading provider of flash memory to various commercial and consumer applications, saw business expand during the six-month period and performed strongly. Viewpoint Corporation and eCost.com were two technology holdings that detracted from portfolio returns.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> During the period the greatest positive contributions to our portion of the Fund came from energy and industrials. [END CALLOUT QUOTE]

       -- UBS

Q:  What changes did you make to your portion of the Fund during the period?

    Turner: In keeping with our investment philosophy, we seek to maintain neutral sector weightings relative to the Russell Index. However, we have made several adjustments to our industry weights within sectors. For example, we significantly increased our weighting in the biotechnology industry in order to diversify within the health care sector.

    During the six-month period, we also increased our exposure to the semiconductors, Internet software services, and investment banks and brokerage industries. We believe semiconductor companies should benefit from a recovery that is expected in the second half of 2005 and into 2006. We also believe that enterprise spending should increase going forward. In the Internet software and services industry, Internet-oriented companies in our view have a large amount of income statement leverage, which is a bonus if revenue growth materializes. We are currently favoring capital market sensitive stocks in the investment banks and brokers industry.

    Finally, we scaled back in the medical specialties, restaurants, and casinos and gaming industries. We reduced exposure in the restaurant industry over concerns regarding food production cost increases following the recent hurricanes. In the casinos and gaming industry, some hotels and casinos stumbled due to damage in the Gulf Coast region and we reduced our exposure there as well.

    Our emphasis, as always, is on holding stocks that we believe have the best earnings prospects. We currently favor shares of companies in the Internet, energy, specialty retailing, gaming, brokerage, natural gas utility, biotechnology, software and wireless industries.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We reduced exposure in the restaurant industry over concerns regarding food production cost increases following the recent hurricanes. [END CALLOUT QUOTE]

       -- Turner

    UBS: Because we are primarily a bottom-up manager, changes in portfolio weights are typically a result of identifying strong investment candidates as opposed to top-down thematic changes. During the course of the past six months, the most significant changes to portfolio positioning were the reduction in our consumer staples position and the growth of our health care position from the consumer staples sector's proceeds.

    Essex: We increased our position in the health care sector, with additions in health care services and health technology stocks such as AMICAS, Neogen and Vital Images. Our emphasis in the health care sector is concentrated on companies with innovative products, devices and services, as well as those companies that are expected to benefit from the rising demand for medical devices and pharmaceuticals as the population ages. In addition, we have maintained our large position in the technology sector, replacing technology stocks that have seen their catalysts play out with new ideas. For example, we recently added Blue Coat Systems and NIC to the portfolio.

    In the consumer discretionary sector, we are maintaining a cautious stance, believing that a more difficult consumer environment lies ahead as rising energy bills will potentially decrease discretionary spending. We remain highly selective in this area, emphasizing companies with the ability to gain market share through category dominance or superior management execution. For example, we have recently added retailer GUESS to the portfolio, believing the company is well positioned for market share gains and earnings growth. Finally, we slightly decreased our positions in autos and transportation as well as energy, selling positions such as Tenneco Automotive, where growth catalysts had largely played out during the period.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> During the transition, we sold positions in the portfolio and added positions, in particular, in the energy sector. [END CALLOUT QUOTE]

       -- MDTA

    We maintain a consistent investment philosophy and process for our small- to micro-cap growth strategy. We believe that the market is inefficient in analyzing smaller capitalization companies and that solid, accelerating earnings at reasonable valuations will drive stock prices.

    MDTA: On Sept. 26, 2005, the portfolio management responsibilities for approximately 30% of the RiverSource Small Cap Growth Fund were transferred to MDT Advisers. During the transition, we sold positions in the portfolio and added positions, in particular, in the energy sector.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Turner: Our emphasis, as always, is on holding stocks that we think have the best earnings prospects. At the end of the third quarter, the stock market had a barely positive return for the year to date. In our judgment, whether or not the stock market remains in positive territory for the remainder of the year will largely hinge on two contingencies: whether energy prices will stabilize (even at their high current levels) and whether the Federal Reserve Board (the Fed) indicates if it is nearing the end of its tightening cycle. If both circumstances ensue, stocks may rally, propelled by slowing but satisfactory rates of profit growth.

    UBS: Our portion of the portfolio continues to be well diversified, with no sector overweighted or underweighted by more than 3% vs. the Russell Index. We are maintaining slightly large positions in the consumer discretionary, energy, industrials and health care sectors and modest positions in the materials, financials and information technology sectors. While sector selection has contributed to the historical outperformance of our portion of the Fund, the overwhelming majority has been due to stock selection.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We believe that either a retreat in oil prices or more definitive statements from the Fed that further interest rate hikes are not needed could be the catalysts for higher stock prices. [END CALLOUT QUOTE]

       -- Essex

    Essex: Our outlook on the overall market is relatively cautious. Due to the drag from energy prices, waning stimulus from housing and lagged effects of higher short-term interest rates, we had expected a mild slowdown in growth even before Hurricanes Katrina and Rita. We have not changed this forecast; however, we are reassessing our view that the Fed is nearing an end to its tightening campaign. For now, we believe the Fed will take a pause by early 2006 as evidence builds that growth is moderating and inflation is manageable. We believe that either a retreat in oil prices or more definitive statements from the Fed that further interest rate hikes are not needed could be the catalysts for higher stock prices.

    Regardless of the direction of the economy, oil prices and monetary policy, we believe the main drivers to superior portfolio returns center on identifying unique companies and industries with strong and sustainable growth characteristics. More specifically, we are looking for companies that can continue to gain market share with new products and services as well as industries that are expected to generate improving returns during the next several years.

    MDTA: Our investment approach is very much a bottom up process; we identify stocks one at a time based on combinations of fundamental variables. There is no positioning in a top-down sense. At the end of the third quarter, our portion of the Fund had a large exposure to the energy sector and had smaller positions in the health care sector.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

RiverSource Small Cap Growth Fund

Sept. 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (98.3%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.3%)
AAR                                             8,550(b)              $146,889
Aviall                                         11,170(b)               377,323
B/E Aerospace                                  33,261(b)               551,135
Ceradyne                                       12,520(b)               459,234
Engineered Support Systems                     28,225                1,158,354
Hexcel                                         27,990(b)               511,937
MTC Technologies                               10,309(b)               329,682
Teledyne Technologies                          38,774(b)             1,336,539
Total                                                                4,871,093

Air Freight & Logistics (1.7%)
EGL                                            31,600(b)               857,940
Forward Air                                     9,910                  365,084
Hub Group Cl A                                 32,100(b)             1,178,392
Pacer Intl                                     19,940                  525,618
UTI Worldwide                                  10,900(c)               846,930
Total                                                                3,773,964

Auto Components (0.5%)
American Axle & Mfg Holdings                   23,200                  535,456
Drew Inds                                      16,531(b)               426,665
LKQ                                             3,000(b)                90,600
Total                                                                1,052,721

Beverages (0.5%)
Cott                                           27,000(b,c)             477,900
Hansen Natural                                 10,852(b)               510,912
Total                                                                  988,812

Biotechnology (4.5%)
Affymetrix                                      9,500(b)               439,185
Amylin Pharmaceuticals                         13,250(b)               460,968
Charles River Laboratories Intl                 8,048(b)               351,054
Cubist Pharmaceuticals                         18,730(b)               403,444
CV Therapeutics                                16,320(b)               436,560
Human Genome Sciences                          16,450(b)               223,556
Incyte                                         44,000(b)               206,800
Isis Pharmaceuticals                           35,300(b)               178,265
Kendle Intl                                    35,478(b)               998,350
Keryx Biopharmaceuticals                       55,152(b)               869,195
Luminex                                        29,140(b)               292,566
Momenta Pharmaceuticals                        12,180(b)               331,905

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Biotechnology (cont.)
Nabi Biopharmaceuticals                        30,210(b)              $395,751
Neurocrine Biosciences                         10,370(b)               510,100
Orchid Cellmark                                65,033(b)               552,781
Senomyx                                        18,610(b)               316,928
Serologicals                                   30,557(b)               689,366
Telik                                          21,500(b)               351,740
United Therapeutics                            11,740(b)               819,452
Vertex Pharmaceuticals                         17,800(b)               397,830
ViroPharma                                     22,710(b)               472,368
Total                                                                9,698,164

Building Products (0.3%)
Interline Brands                                5,881(b)               123,560
Simpson Mfg                                    15,728                  615,594
Total                                                                  739,154

Capital Markets (1.5%)
Calamos Asset Management Cl A                  10,970                  270,740
GFI Group                                      15,124(b)               622,655
Green Hill & Co                                 5,820                  242,636
Investment Technology Group                    25,840(b)               764,864
Investors Financial Services                   30,020                  987,658
optionsXpress Holdings                         12,781                  243,350
Total                                                                3,131,903

Chemicals (0.2%)
Landec                                         65,433(b)               478,315

Commercial Banks (2.0%)
AmericanWest Bancorp                           16,567(b)               383,029
Boston Private Financial Holdings              14,020                  372,091
Center Financial                                3,529                   82,932
East-West Bancorp                              16,800                  571,872
First BanCorp Puerto Rico                      21,785(c)               368,602
Macatawa Bank                                   1,336                   45,705
Pacific Capital Bancorp                        12,729                  423,748
PrivateBancorp                                  4,514                  154,740
SVB Financial Group                             1,852(b)                90,081
UCBH Holdings                                  76,500                1,401,480
Wilshire Bancorp                                2,566                   39,260
Wintrust Financial                              6,170                  310,104
Total                                                                4,243,644

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Commercial Services & Supplies (5.2%)
Administaff                                    26,036               $1,034,671
Asset Acceptance Capital                        8,554(b)               256,363
Bright Horizons Family Solutions                3,990(b)               153,216
CDI                                             5,100                  150,654
CRA Intl                                       20,200(b)               842,138
Educate                                        33,496(b)               502,440
FTI Consulting                                 15,080(b)               380,921
Global Cash Access                             13,160(b)               185,556
Heidrick & Struggles Intl                       1,360(b)                44,037
Huron Consulting Group                          1,578(b)                42,322
Jackson Hewitt Tax Service                     22,870                  546,822
John H Harland                                 10,596                  470,462
Korn/Ferry Intl                                17,000(b)               278,630
Labor Ready                                    91,955(b)             2,358,646
Layne Christensen                              17,626(b)               415,092
Mobile Mini                                     3,864(b)               167,504
Multi-Color                                    13,626                  353,969
Portfolio Recovery Associates                   8,490(b)               366,598
Providence Service                             15,372(b)               470,229
Resources Connection                           32,357(b)               958,738
Schawk                                         17,877                  357,361
Sotheby's Holdings Cl A                        10,449(b)               174,707
Strayer Education                               2,108                  199,248
Tetra Tech                                     18,030(b)               303,265
VistaPrint                                     13,390(b,c)             204,198
Total                                                               11,217,787

Communications Equipment (3.0%)
ADTRAN                                         23,430                  738,045
Avocent                                        13,352(b)               422,457
C-COR                                           6,400(b)                43,200
Centillium Communications                     119,097(b)               448,996
Ceragon Networks                               68,432(b,c)             329,158
Comtech Telecommunications                      7,424(b)               307,873
Foundry Networks                               66,520(b)               844,803
Ixia                                           12,720(b)               187,111
NETGEAR                                        23,710(b)               570,463
NICE Systems ADR                                6,700(b,c)             302,706
Packeteer                                      33,922(b)               425,721
PC-Tel                                         39,962(b)               375,643
Performance Technologies                       17,195(b)               122,944
SiRF Technology Holdings                       22,120(b)               666,476
Stratex Networks                              155,335(b)               403,871
Tekelec                                        17,690(b)               370,606
Total                                                                6,560,073

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Computers & Peripherals (2.2%)
Dot Hill Systems                               46,000(b)              $309,580
Emulex                                         22,935(b)               463,516
Intergraph                                     11,061(b)               494,537
Key Tronic                                      7,900(b)                32,548
Komag                                           7,475(b)               238,901
M-Systems Flash Disk Pioneers                  16,630(b,c)             497,570
Maxtor                                         61,695(b)               271,458
Neoware Systems                                43,458(b)               727,488
Presstek                                       31,288(b)               406,118
Rimage                                         13,626(b)               363,405
UNOVA                                          18,304(b)               640,274
Western Digital                                29,702(b)               384,047
Total                                                                4,829,442

Construction & Engineering (1.3%)
Comfort Systems USA                            50,028(b)               440,747
Dycom Inds                                     35,100(b)               709,722
EMCOR Group                                     7,600(b)               450,680
McDermott Intl                                 21,379(b)               782,684
Washington Group Intl                           8,540(b)               460,221
Total                                                                2,844,054

Construction Materials (0.4%)
Eagle Materials                                 7,572                  919,014

Consumer Finance (0.5%)
Asta Funding                                    3,126                   94,905
MoneyGram Intl                                 20,900                  453,739
Nelnet Cl A                                    13,446(b)               511,083
United PanAm Financial                          1,836(b)                45,845
World Acceptance                                1,986(b)                50,464
Total                                                                1,156,036

Containers & Packaging (0.4%)
Crown Holdings                                 17,307(b)               275,874
Silgan Holdings                                15,662                  520,918
Total                                                                  796,792

Distributors (0.4%)
Building Material Holding                       5,594                  521,305
Prestige Brands Holdings                       19,400(b)               239,008
Total                                                                  760,313

Diversified Financial Services (0.2%)
NASDAQ Stock Market                            14,240(b)               360,984

Diversified Telecommunication Services (0.1%)
Valor Communications Group                      9,076                  123,706

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electrical Equipment (0.6%)
Genlyte Group                                  15,000(b)              $721,200
Lamson & Sessions                              29,181(b)               534,596
Total                                                                1,255,796

Electronic Equipment & Instruments (2.1%)
Benchmark Electronics                          36,200(b)             1,090,344
Cogent                                         14,000(b)               332,500
Cognex                                         37,915                1,140,105
Dolby Laboratories Cl A                         6,400(b)               102,400
Global Imaging Systems                          2,459(b)                83,729
Itron                                           9,170(b)               418,702
Measurement Specialties                        16,373(b)               347,108
MTS Systems                                     5,555                  209,812
Multi-Fineline Electronix                       5,653(b)               165,463
Paxar                                           4,714(b)                79,431
RadiSys                                        26,900(b)               521,860
X-Rite                                         10,621                  131,700
Total                                                                4,623,154

Energy Equipment & Services (5.4%)
Cal Dive Intl                                  11,800(b)               748,238
CARBO Ceramics                                  3,536                  233,341
Dresser-Rand Group                             19,900(b)               490,137
Dril-Quip                                       4,188(b)               201,024
Grey Wolf                                      49,400(b)               416,442
GulfMark Offshore                               1,906(b)                61,507
Hornbeck Offshore Services                     16,172(b)               592,380
Hydril                                          6,350(b)               435,864
Lone Star Technologies                          4,748(b)               263,941
Maverick Tube                                   7,826(b)               234,780
Newpark Resources                              96,257(b)               810,484
NS Group                                       12,040(b)               472,570
Oceaneering Intl                                2,313(b)               123,537
Offshore Logistics                              5,525(b)               204,425
Oil States Intl                                13,985(b)               507,795
Patterson-UTI Energy                           32,400                1,168,992
Superior Energy Services                       44,643(b)             1,030,807
TETRA Technologies                             61,923(b)             1,933,235
TODCO Cl A                                     17,350                  723,669
Unit                                           15,119(b)               835,778
W-H Energy Services                             6,469(b)               209,725
Total                                                               11,698,671

Food & Staples Retailing (0.7%)
Longs Drug Stores                               7,775                  333,470
United Natural Foods                           15,910(b)               562,577
Wild Oats Markets                              40,303(b)               518,297
Total                                                                1,414,344

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Gas Utilities (--%)
Southern Union                                     --(b)                   $14

Health Care Equipment & Supplies (7.8%)
Advanced Neuromodulation
  Systems                                      19,594(b)               929,931
American Medical
  Systems Holdings                             20,280(b)               408,642
ArthroCare                                     23,700(b)               953,214
Aspect Medical Systems                         40,830(b)             1,209,793
Biosite                                         5,280(b)               326,621
Digirad                                        30,350(b)               146,469
Encore Medical                                 47,500(b)               223,250
Exactech                                       20,757(b)               307,204
Foxhollow Technologies                          3,958(b)               188,440
Greatbatch                                     26,844(b)               736,599
ICU Medical                                     4,405(b)               126,688
Illumina                                       43,661(b)               559,297
Immucor                                        24,200(b)               664,048
INAMED                                         21,200(b)             1,604,416
Intermagnetics General                         17,865(b)               499,148
Intuitive Surgical                              4,210(b)               308,551
Kyphon                                         53,815(b)             2,364,630
LifeCell                                       16,185(b)               350,082
Mentor                                         11,285                  620,788
Meridian Bioscience                            22,085                  457,160
Neogen                                         11,900(b)               214,200
NeuroMetrix                                     2,180(b)                64,899
OraSure Technologies                            4,737(b)                44,670
PolyMedica                                      3,764                  131,514
ResMed                                          6,200(b)               493,830
Somanetics                                     34,859(b)               871,475
SonoSite                                       10,952(b)               325,055
Sybron Dental Specialties                      15,840(b)               658,627
Thoratec                                       11,705(b)               207,881
Viasys Healthcare                              42,500(b)             1,062,075
Total                                                               17,059,197

Health Care Providers & Services (6.6%)
American Healthways                            13,640(b)               578,336
American Medical Alert                         33,900(b)               235,605
AMICAS                                         75,800(b)               409,320
Centene                                         5,758(b)               144,123
Chemed                                          5,786                  250,765
Computer Programs & Systems                     3,028                  104,587
Gentiva Health Services                        24,550(b)               444,846
LCA-Vision                                     20,268                  752,348
Magellan Health Services                        2,765(b)                97,190
NovaMed                                        69,236(b)               473,609

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
Pediatrix Medical Group                        24,300(b)            $1,866,726
Psychiatric Solutions                          39,290(b)             2,130,696
Radiation Therapy Services                      4,384(b)               139,674
Sierra Health Services                         14,150(b)               974,511
Sunrise Senior Living                          16,274(b)             1,086,127
TriZetto Group                                  8,326(b)               117,563
United Surgical Partners Intl                  49,052(b)             1,918,423
VCA Antech                                     63,900(b)             1,630,728
Vital Images                                   28,361(b)               631,316
WellCare Health Plans                          13,016(b)               482,243
Total                                                               14,468,736

Hotels, Restaurants & Leisure (2.1%)
Ambassadors Group                               3,246                   72,386
California Pizza Kitchen                       32,600(b)               953,224
CKE Restaurants                                61,800                  814,524
Domino's Pizza                                 19,422                  452,921
Gaylord Entertainment                          10,280(b)               489,842
Orient-Express Hotels Cl A                      9,700(c)               275,674
Panera Bread Cl A                               7,400(b)               378,732
Papa John's Intl                                4,418(b)               221,430
Shuffle Master                                  9,261(b)               244,768
Texas Roadhouse Cl A                           18,120(b)               269,988
WMS Inds                                       15,330(b)               431,233
Total                                                                4,604,722

Household Durables (1.6%)
Ethan Allen Interiors                           5,750                  180,263
Hovnanian Enterprises Cl A                     16,500(b)               844,800
Jarden                                         16,045(b)               658,968
Levitt Cl A                                     2,432                   55,790
Lifetime Brands                                18,208                  488,703
Technical Olympic USA                          37,700                  986,231
Yankee Candle                                   7,776                  190,512
Total                                                                3,405,267

Household Products (0.4%)
Central Garden & Pet                           20,700(b)               936,675

Industrial Conglomerates (0.1%)
Raven Inds                                      3,761                  110,009

Insurance (--%)
KMG America                                    13,000(b)               104,000

Internet & Catalog Retail (1.1%)
Coldwater Creek                                40,478(b)             1,020,856
Collegiate Pacific                             22,849                  265,505
GSI Commerce                                   18,130(b)               360,787
NetFlix                                         4,793(b)               124,570

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Internet & Catalog Retail (cont.)
Priceline.com                                   2,468(b)               $47,682
RedEnvelope                                     9,792(b)               101,249
Stamps.com                                     23,144(b)               398,308
Total                                                                2,318,957

Internet Software & Services (4.7%)
aQuantive                                      46,331(b)               932,644
Bankrate                                        3,160(b)                86,679
Blue Coat Systems                              15,766(b)               685,506
CNET Networks                                  69,606(b)               944,554
CyberSource                                    52,630(b)               346,305
Digital Insight                                22,758(b)               593,073
Digital River                                   3,526(b)               122,881
Digitas                                         2,283(b)                25,935
Homestore                                      69,920(b)               304,152
HouseValues                                    13,229(b,d)             189,175
Internet Capital Group                         57,320(b)               504,989
j2 Global Communications                        5,448(b)               220,208
NIC                                            72,119(b)               472,379
Online Resources                               33,971(b)               359,413
Openwave Systems                               36,820(b)               662,024
Perficient                                     55,183(b)               456,363
SINA                                           11,350(b,c)             312,125
SkillSoft ADR                                  84,936(b,c)             389,007
United Online                                  13,477                  186,656
ValueClick                                     49,830(b)               851,595
WebEx Communications                              443(b)                10,858
Websense                                       16,508(b)               845,375
WebSideStory                                   30,927(b)               548,026
Total                                                               10,049,922

IT Services (1.6%)
CACI Intl Cl A                                 22,200(b)             1,345,320
Cognizant Technology
  Solutions Cl A                               26,000(b)             1,211,340
Euronet Worldwide                              11,830(b)               350,050
Heartland Payment Systems                      15,350(b)               366,251
TALX                                            5,500                  180,345
Total                                                                3,453,306

Leisure Equipment & Products (0.5%)
Nautilus                                       33,400                  737,138
Oakley                                         18,953                  328,645
Total                                                                1,065,783

Machinery (3.8%)
Astec Inds                                     15,416(b)               437,660
Badger Meter                                    1,733                   68,176
Bucyrus Intl Cl A                              20,084                  986,727

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (cont.)
CIRCOR Intl                                    10,224                 $280,649
Columbus McKinnon                              35,844(b)               848,069
ESCO Technologies                              25,200(b)             1,261,764
Greenbrier Companies                           21,018                  698,638
JLG Inds                                       40,402                1,478,310
K-Tron Intl                                     8,600(b)               290,938
Manitowoc                                       6,680                  335,670
Middleby                                       14,916(b)             1,081,410
Wabtec                                         16,430                  448,210
Total                                                                8,216,221

Marine (0.2%)
Kirby                                           9,244(b)               456,931

Media (0.1%)
IMAX                                           16,610(b,c,d)           173,242

Metals & Mining (1.5%)
Alpha Natural Resources                        27,947(b)               839,528
Cleveland-Cliffs                                4,730                  412,030
Empire Resources                               19,500                  152,685
Quanex                                          4,199                  278,058
Reliance Steel & Aluminum                       6,232                  329,860
Steel Dynamics                                 18,800                  638,448
Titanium Metals                                16,936(b)               669,988
Total                                                                3,320,597

Multiline Retail (0.2%)
Conn's                                          4,255(b)               117,949
DSW Cl A                                       10,100(b)               214,120
Tuesday Morning                                 5,507                  142,466
Total                                                                  474,535

Oil & Gas (3.7%)
Alon USA Energy                                 9,210(b)               222,422
Berry Petroleum Cl A                            6,002                  400,273
Cheniere Energy                                 9,520(b)               393,747
Denbury Resources                               6,389(b)               322,261
Energy Partners                                12,390(b)               386,816
Frontier Oil                                    9,247                  410,104
Holly                                           4,692                  300,194
KCS Energy                                     60,437(b)             1,663,831
Maritrans                                       2,731                   87,392
Parallel Petroleum                             28,748(b)               402,472
Quicksilver Resources                          43,702(b)             2,088,518
Remington Oil & Gas                             4,107(b)               170,441
W&T Offshore                                    7,978                  258,727
Warren Resources                               25,120(b)               420,760
World Fuel Services                            11,400                  369,930
Total                                                                7,897,888

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Paper & Forest Products (0.3%)
Buckeye Technologies                           28,416(b)              $230,738
Glatfelter                                     27,894                  393,026
Total                                                                  623,764

Personal Products (0.3%)
NBTY                                            8,178(b)               192,183
Parlux Fragrances                               2,114(b,d)              61,602
Revlon Cl A                                   120,146(b)               386,870
Total                                                                  640,655

Pharmaceuticals (1.4%)
CNS                                             4,088                  106,574
First Horizon Pharmaceutical                   39,400(b)               782,878
Medicines                                      17,200(b)               395,772
MGI PHARMA                                     19,680(b)               458,741
New River Pharmaceuticals                       7,760(b)               372,014
Penwest Pharmaceuticals                        27,500(b)               482,075
Taro Pharmaceuticals Inds                      12,600(b)               324,198
Total                                                                2,922,252

Real Estate Investment Trust (1.7%)
American Financial Realty Trust                 9,200                  130,640
BioMed Realty Trust                            19,900                  493,520
Kilroy Realty                                   6,250                  350,188
Mills                                          16,300                  897,804
Sunstone Hotel Investors                       22,000                  536,580
Ventas                                         36,700                1,181,740
Total                                                                3,590,472

Road & Rail (1.3%)
Amerco                                            955(b)                55,571
Arkansas Best                                   8,180                  285,237
Kansas City Southern                           14,200(b)               331,002
Landstar System                                33,500                1,341,005
Old Dominion Freight Line                       6,320(b)               211,657
Universal Truckload Services                   26,426(b)               490,995
Total                                                                2,715,467

Semiconductors & Semiconductor Equipment (4.9%)
Actel                                           4,402(b)                63,653
Advanced Power Technology                       6,411(b)                55,455
August Technology                              23,000(b)               245,410
Cirrus Logic                                    5,368(b)                40,743
Cree                                           10,100(b)               252,702
Cymer                                           3,526(b)               110,434
Cypress Semiconductor                          37,730(b)               567,837
Entegris                                       26,243(b)               296,546
Exar                                           31,570(b)               442,611

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (cont.)
Genesis Microchip                              32,050(b)              $703,498
Ikanos Communications                           6,000(b)                73,740
Intevac                                        33,952(b)               350,045
Micrel                                         19,247(b)               216,144
Microsemi                                      94,120(b)             2,403,826
NetLogic MicroSystems                           3,894(b)                84,071
Photronics                                     31,200(b)               605,280
PMC-Sierra                                      5,382(b)                47,415
PortalPlayer                                    2,161(b)                59,276
Power Integrations                             24,700(b)               537,225
Rudolph Technologies                           19,800(b)               266,706
Silicon Image                                  66,500(b)               591,185
Silicon Laboratories                           11,040(b)               335,506
Standard Microsystems                          12,800(b)               382,848
Supertex                                        3,170(b)                95,068
Trident Microsystems                           32,903(b)             1,046,644
Varian Semiconductor
  Equipment Associates                         19,005(b)               805,242
Total                                                               10,679,110

Software (7.0%)
Advent Software                                25,154(b)               677,649
Blackboard                                     24,050(b)               601,491
Bottomline Technologies                        21,260(b)               320,813
Captiva Software                               48,670(b)               874,113
Concur Technologies                            43,806(b)               541,880
FactSet Research Systems                       17,050                  600,842
Fair Isaac                                     16,000                  716,800
Informatica                                    18,701(b)               224,786
Internet Security Systems                      13,560(b)               325,576
MetaSolv                                       66,961(b)               218,962
MICROS Systems                                 32,184(b)             1,408,049
MicroStrategy Cl A                              4,178(b)               293,672
Open Solutions                                 15,790(b)               344,538
Parametric Technology                          93,100(b)               648,907
Progress Software                              53,670(b)             1,705,095
Quality Systems                                 2,422                  167,336
Radiant Systems                                55,084(b)               568,467
RSA Security                                   37,400(b)               475,354
Secure Computing                               88,040(b)               999,254
SERENA Software                                 2,441(b)                48,649
THQ                                            32,550(b)               693,966
Transaction Systems Architects                 10,110(b)               281,564
Ultimate Software Group                        24,405(b)               449,540
Verint Systems                                 24,300(b)               994,842
Witness Systems                                57,050(b)             1,191,775
Total                                                               15,373,920

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Specialty Retail (5.2%)
Aaron Rents                                    13,689                 $289,522
Aeropostale                                    33,450(b)               710,813
Bombay                                         64,279(b)               283,470
Cabela's                                       12,289(b)               225,749
Chico's FAS                                    25,900(b)               953,120
CSK Auto                                        5,237(b)                77,927
Dress Barn                                     45,885(b)             1,044,342
Electronics Boutique Holdings                  14,500(b)               911,180
GameStop Cl A                                  15,020(b)               472,679
Genesco                                        23,439(b)               872,868
GUESS?                                         48,249(b)             1,033,976
Guitar Center                                  20,027(b)             1,105,690
Hibbett Sporting Goods                         29,314(b)               652,237
Jos A Bank Clothiers                            4,131(b)               178,542
Maidenform Brands                               7,400(b)               101,750
New York & Co                                   4,667(b)                76,539
Pacific Sunwear of California                  13,283(b)               284,788
Pantry                                          6,970(b)               260,469
PETCO Animal Supplies                          29,500(b)               624,220
Select Comfort                                 10,469(b)               209,171
Stein Mart                                     26,236                  532,591
Tractor Supply                                  5,460(b)               249,249
Total                                                               11,150,892

Textiles, Apparel & Luxury Goods (1.6%)
Carter's                                       15,391(b)               874,209
Charles & Colvard                               7,063                  176,292
Cherokee                                        1,166                   40,787
Innovo Group                                   52,090(b)               102,617
K-Swiss Cl A                                    7,861                  232,450
Phillips-Van Heusen                            35,400                1,098,108
Warnaco Group                                  21,408(b)               469,049
Wolverine World Wide                           21,170                  445,629
Total                                                                3,439,141

Thrifts & Mortgage Finance (0.4%)
BankUnited Financial Cl A                      19,800                  452,826
Harbor Florida Bancshares                       9,200                  333,684
W Holding                                       4,126(c)                39,445
Total                                                                  825,955

Trading Companies & Distributors (1.3%)
Beacon Roofing Supply                          19,287(b)               630,106
Escala Group                                    2,369(b)                39,444
MSC Industrial Direct Cl A                     10,133                  336,112
Rush Enterprises Cl A                          29,677(b)               453,465
UAP Holding                                     3,744                   67,766

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Trading Companies & Distributors (cont.)
Watsco                                         11,380                 $604,392
WESCO Intl                                     19,470(b)               659,448
Total                                                                2,790,733

Wireless Telecommunication Services (0.9%)
Dobson Communications Cl A                     62,970(b)               483,610
NeuStar Cl A                                   16,800(b)               537,432
SBA Communications Cl A                        47,840(b)               739,128
Syniverse Holdings                              5,001(b)                77,015
Total                                                                1,837,185

Total Common Stocks
(Cost: $184,501,533)                                              $212,243,484

Short-Term Securities (1.9%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
HSBC Finance
   10-03-05               3.89%            $2,200,000               $2,199,287
Morgan Stanley & Co
   10-03-05               3.90              1,900,000                1,899,383

Total Short-Term Securities
(Cost: $4,099,112)                                                  $4,098,670

Total Investments in Securities
(Cost: $188,600,645)(f)                                           $216,342,154

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2005, the value of foreign securities represented 2.0% of net assets.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.6% of net assets. See Note 5 to the financial statements. 0.3% of net assets is the Fund's cash equivalent position.

(f) At Sept. 30, 2005, the cost of securities for federal income tax purposes was approximately $188,601,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $32,371,000
      Unrealized depreciation                                       (4,630,000)
                                                                    ----------
      Net unrealized appreciation                                  $27,741,000
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Small Cap Growth Fund

Sept. 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $188,600,645)                                                                              $216,342,154
Cash in bank on demand deposit                                                                                    2,833,315
Capital shares receivable                                                                                            29,192
Dividends and accrued interest receivable                                                                            47,231
Receivable for investment securities sold                                                                        14,021,514
                                                                                                                 ----------
Total assets                                                                                                    233,273,406
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               46,122
Payable for investment securities purchased                                                                      13,796,425
Payable upon return of securities loaned (Note 5)                                                                 3,396,000
Accrued investment management services fee                                                                            5,415
Accrued distribution fee                                                                                             93,270
Accrued transfer agency fee                                                                                           1,392
Accrued administrative services fee                                                                                     471
Other accrued expenses                                                                                              108,147
                                                                                                                    -------
Total liabilities                                                                                                17,447,242
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $215,826,164
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    474,375
Additional paid-in capital                                                                                      193,372,987
Net operating loss                                                                                               (1,464,040)
Accumulated net realized gain (loss) (Note 7)                                                                    (4,298,667)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            27,741,509
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $215,826,164
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $139,307,874
                                                              Class B                                          $ 60,832,723
                                                              Class C                                          $  5,966,773
                                                              Class I                                          $  9,586,677
                                                              Class Y                                          $    132,117
Net asset value per share of outstanding capital stock:       Class A shares           30,294,588              $       4.60
                                                              Class B shares           13,710,954              $       4.44
                                                              Class C shares            1,344,464              $       4.44
                                                              Class I shares            2,058,945              $       4.66
                                                              Class Y shares               28,541              $       4.63
                                                                                           ------              ------------
* Including securities on loan, at value (Note 5)                                                              $  3,225,160
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
RiverSource Small Cap Growth Fund

Six months ended Sept. 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $   411,401
Interest                                                                                                             69,336
Fee income from securities lending (Note 5)                                                                         127,399
   Less foreign taxes withheld                                                                                         (418)
                                                                                                                       ----
Total income                                                                                                        607,718
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                  885,103
Distribution fee
   Class A                                                                                                          177,693
   Class B                                                                                                          326,716
   Class C                                                                                                           30,884
Transfer agency fee                                                                                                 334,414
Incremental transfer agency fee
   Class A                                                                                                           22,566
   Class B                                                                                                           17,480
   Class C                                                                                                            1,504
Service fee -- Class Y                                                                                                   56
Administrative services fees and expenses                                                                            90,396
Compensation of board members                                                                                         6,462
Custodian fees                                                                                                      113,315
Printing and postage                                                                                                 67,990
Registration fees                                                                                                    12,460
Audit fees                                                                                                           10,500
Other                                                                                                                 9,259
                                                                                                                      -----
Total expenses                                                                                                    2,106,798
   Earnings credits on cash balances (Note 2)                                                                        (4,404)
                                                                                                                     ------
Total net expenses                                                                                                2,102,394
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (1,494,676)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                       15,579,638
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             5,522,055
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                            21,101,693
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $19,607,017
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
RiverSource Small Cap Growth Fund
                                                                                      Sept. 30, 2005            March 31, 2005
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations
Investment income (loss) -- net                                                      $ (1,494,676)             $ (4,238,493)
Net realized gain (loss) on investments                                                15,579,638                11,065,440
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                 5,522,055               (22,185,064)
                                                                                        ---------               -----------
Net increase (decrease) in net assets resulting from operations                        19,607,017               (15,358,117)
                                                                                       ----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                            9,661,240                29,433,635
     Class B shares                                                                     2,381,508                 8,905,760
     Class C shares                                                                       281,911                   884,196
     Class I shares                                                                     3,304,870                 8,398,406
     Class Y shares                                                                        45,613                    89,969
Payments for redemptions
     Class A shares                                                                   (36,546,872)              (75,008,111)
     Class B shares (Note 2)                                                          (17,869,210)              (34,103,332)
     Class C shares (Note 2)                                                           (1,337,639)               (2,750,952)
     Class I shares                                                                        (4,574)               (3,478,706)
     Class Y shares                                                                       (38,818)                 (108,436)
                                                                                          -------                  --------
Increase (decrease) in net assets from capital share transactions                     (40,121,971)              (67,737,571)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                               (20,514,954)              (83,095,688)
Net assets at beginning of period                                                     236,341,118               319,436,806
                                                                                      -----------               -----------
Net assets at end of period                                                          $215,826,164              $236,341,118
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $ (1,464,040)             $     30,636
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

RiverSource Small Cap Growth Fund (formerly AXP Partners Small Cap Growth Fund)

(Unaudited as to Sept. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the RiverSource Portfolio Builder Funds owned 100% of Class I shares, which represents 4.44% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
23 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $134,074 for the six months ended Sept. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Ameriprise Financial has Subadvisory Agreements with Turner Investment Partners, Inc., UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC (Essex) and MDT Advisers (MDTA). Effective Sept. 26, 2005, Essex and MDTA replaced RS Investment Management, L.P. and Bjurman, Barry &Associates as subadvisers to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with Ameriprise Financial's determination of the allocation that is in the best interest of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the six months ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with American Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $140,953 for Class A, $15,560 for Class B and $72 for Class C for the six months ended Sept. 30, 2005.

Ameriprise Financial and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2005. Under this agreement, net expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y of the Fund's average daily net assets. Beginning Oct. 1, 2005, a new agreement to waive certain fees and expenses will be effective until March 31, 2006, such that net expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y.

During the six months ended Sept. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $4,404 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $185,508,262 and $227,135,387, respectively, for the six months ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                        2,221,257           572,382           68,648           759,391           10,149
Issued for reinvested distributions                --                --               --                --               --
Redeemed                                   (8,522,500)       (4,274,343)        (319,226)           (1,054)          (8,909)
                                           ----------        ----------         --------            ------           ------
Net increase (decrease)                    (6,301,243)       (3,701,961)        (250,578)          758,337            1,240
                                           ----------        ----------         --------           -------            -----

                                                                    Year ended March 31, 2005
                                              Class A           Class B          Class C          Class I*          Class Y
Sold                                        7,176,299         2,203,707          218,632         1,995,529           21,458
Issued for reinvested distributions                --                --               --                --               --
Redeemed                                  (18,023,652)       (8,518,042)        (681,797)         (891,988)         (25,020)
                                          -----------        ----------         --------          --------          -------
Net increase (decrease)                   (10,847,353)       (6,314,335)        (463,165)        1,103,541           (3,562)
                                          -----------        ----------         --------         ---------           ------

* Inception date is March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $3,225,160 were on loan to brokers. For collateral, the Fund received $3,396,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $127,399 for the six months ended Sept. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $18,477,538 at March 31, 2005, that if not offset by capital gains will expire in 2011. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(g)      2005         2004        2003         2002
Net asset value, beginning of period                                     $4.19        $4.38        $2.80      $ 4.43        $4.13
                                                                         -----        -----        -----      ------        -----
Income from investment operations:
Net investment income (loss)                                              (.03)        (.06)        (.04)       (.04)        (.03)
Net gains (losses) (both realized and unrealized)                          .44         (.13)        1.62       (1.59)         .33
                                                                         -----        -----        -----      ------        -----
Total from investment operations                                           .41         (.19)        1.58       (1.63)         .30
                                                                         -----        -----        -----      ------        -----
Net asset value, end of period                                           $4.60        $4.19        $4.38      $ 2.80        $4.43
                                                                         -----        -----        -----      ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $139         $153         $208        $118         $152
Ratio of expenses to average daily net assets(b)                         1.67%(c)     1.63%        1.64%       1.55%(d)     1.53%(d)
Ratio of net investment income (loss) to average daily net assets       (1.12%)(c)   (1.29%)      (1.18%)     (1.23%)      (1.02%)
Portfolio turnover rate (excluding short-term securities)                  85%         153%         224%        175%         153%
Total return(e)                                                          9.79%(f)    (4.34%)      56.43%     (36.79%)       7.29%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.79% and 1.89% for the periods ended March 31, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(g)      2005         2004        2003         2002
Net asset value, beginning of period                                     $4.06        $4.28        $2.76      $ 4.39        $4.12
                                                                         -----        -----        -----      ------        -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.10)        (.07)       (.06)        (.04)
Net gains (losses) (both realized and unrealized)                          .42         (.12)        1.59       (1.57)         .31
                                                                         -----        -----        -----      ------        -----
Total from investment operations                                           .38         (.22)        1.52       (1.63)         .27
                                                                         -----        -----        -----      ------        -----
Net asset value, end of period                                           $4.44        $4.06        $4.28      $ 2.76        $4.39
                                                                         -----        -----        -----      ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $61          $71         $102         $58          $71
Ratio of expenses to average daily net assets(b)                         2.45%(c)     2.40%        2.40%       2.31%(d)     2.31%(d)
Ratio of net investment income (loss) to average daily net assets       (1.89%)(c)   (2.06%)      (1.94%)     (1.99%)      (1.81%)
Portfolio turnover rate (excluding short-term securities)                  85%         153%         224%        175%         153%
Total return(e)                                                          9.36%(f)    (5.14%)      55.07%     (37.13%)       6.55%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.55% and 2.65% for the periods ended March 31, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(g)      2005         2004        2003         2002
Net asset value, beginning of period                                     $4.06        $4.28        $2.76      $ 4.39        $4.12
                                                                         -----        -----        -----      ------        -----
Income from investment operations:
Net investment income (loss)                                              (.04)        (.10)        (.07)       (.06)        (.04)
Net gains (losses) (both realized and unrealized)                          .42         (.12)        1.59       (1.57)         .31
                                                                         -----        -----        -----      ------        -----
Total from investment operations                                           .38         (.22)        1.52       (1.63)         .27
                                                                         -----        -----        -----      ------        -----
Net asset value, end of period                                           $4.44        $4.06        $4.28      $ 2.76        $4.39
                                                                         -----        -----        -----      ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $6           $6           $9          $5           $5
Ratio of expenses to average daily net assets(b)                         2.44%(c)     2.40%        2.40%       2.31%(d)     2.31%(d)
Ratio of net investment income (loss) to average daily net assets       (1.89%)(c)   (2.06%)      (1.94%)     (1.99%)      (1.81%)
Portfolio turnover rate (excluding short-term securities)                  85%         153%         224%        175%         153%
Total return(e)                                                          9.36%(f)    (5.14%)      55.07%     (37.13%)       6.55%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.55% and 2.65% for the periods ended March 31, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(h)      2005         2004(b)
Net asset value, beginning of period                                     $4.23        $4.40        $4.52
                                                                         -----        -----        -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.05)        (.03)
Net gains (losses) (both realized and unrealized)                          .45         (.12)        (.09)
                                                                         -----        -----        -----
Total from investment operations                                           .43         (.17)        (.12)
                                                                         -----        -----        -----
Net asset value, end of period                                           $4.66        $4.23        $4.40
                                                                         -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $10           $6           $1
Ratio of expenses to average daily net assets(c)                         1.08%(d)     1.07%        1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.52%)(d)    (.72%)       (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                  85%         153%         224%
Total return(f)                                                         10.17%(g)    (3.86%)      (2.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.56% for the period ended March 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(g)      2005         2004        2003         2002
Net asset value, beginning of period                                     $4.22        $4.40        $2.81      $ 4.43        $4.13
                                                                         -----        -----        -----      ------        -----
Income from investment operations:
Net investment income (loss)                                              (.02)        (.05)        (.04)       (.03)        (.02)
Net gains (losses) (both realized and unrealized)                          .43         (.13)        1.63       (1.59)         .32
                                                                         -----        -----        -----      ------        -----
Total from investment operations                                           .41         (.18)        1.59       (1.62)         .30
                                                                         -----        -----        -----      ------        -----
Net asset value, end of period                                           $4.63        $4.22        $4.40      $ 2.81        $4.43
                                                                         -----        -----        -----      ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--         $--          $--
Ratio of expenses to average daily net assets(b)                         1.47%(c)     1.44%        1.45%       1.37%(d)     1.35%(d)
Ratio of net investment income (loss) to average daily net assets        (.91%)(c)   (1.11%)       (.97%)     (1.06%)       (.98%)
Portfolio turnover rate (excluding short-term securities)                  85%         153%         224%        175%         153%
Total return(e)                                                          9.72%(f)    (4.09%)      56.58%     (36.57%)       7.32%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.61% and 1.71% for the periods ended March 31, 2003 and 2002, respectively.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

                                                       Beginning           Ending            Expenses
                                                     account value      account value      paid during         Annualized
                                                     April 1, 2005     Sept. 30, 2005      the period(a)      expense ratio
Class A
     Actual(b)                                          $1,000            $1,097.80            $8.78(c)           1.67%
     Hypothetical (5% return before expenses)           $1,000            $1,016.70            $8.44(c)           1.67%
Class B
     Actual(b)                                          $1,000            $1,093.60           $12.86(c)           2.45%
     Hypothetical (5% return before expenses)           $1,000            $1,012.78           $12.36(c)           2.45%
Class C
     Actual(b)                                          $1,000            $1,093.60           $12.81(c)           2.44%
     Hypothetical (5% return before expenses)           $1,000            $1,012.84           $12.31(c)           2.44%
Class I
     Actual(b)                                          $1,000            $1,101.70            $5.69(c)           1.08%
     Hypothetical (5% return before expenses)           $1,000            $1,019.65            $5.47(c)           1.08%
Class Y
     Actual(b)                                          $1,000            $1,097.20            $7.73(c)           1.47%
     Hypothetical (5% return before expenses)           $1,000            $1,017.70            $7.44(c)           1.47%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +9.78% for Class A, +9.36% for Class B, +9.36% for Class C, +10.17% for Class I and +9.72% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
34 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
35 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was below median. The Board approved Ameriprise Financial's recommendation to replace two of the Fund's subadvisers.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that while the Fund's expenses are high for its comparison group, the Fund has a fee waiver to reduce futher the expenses the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a

--------------------------------------------------------------------------------
36 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to

--------------------------------------------------------------------------------
37 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but appropriate action (such as replacing two of the Fund's subadvisers) had been pursued in order to help the Fund achieve its longer-term performance objective.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients as well as those paid to sub-advisers. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having sub-advisers manage the Fund.) The Board considered that advisory fees under the New IMS Agreements would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee.
In this regard,

--------------------------------------------------------------------------------
38 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that there was limited opportunity for the Fund to achieve large-scale growth and thus provide RiverSource with potential economies of scale.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

--------------------------------------------------------------------------------
39 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
40 -- RIVERSOURCE SMALL CAP GROWTH FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc. Member NASD. Both companies are part of Ameriprise Financial, Inc.

Semiannual Report                           [RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource(SM)
Strategy Aggressive Fund

Semiannual Report for the
Period Ended Sept. 30, 2005

>  RiverSource Strategy Aggressive Fund (formerly AXP(R) Strategy Aggressive
   Fund) seeks to provide shareholders with long-term growth of capital.

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                  9

Financial Statements                      12

Notes to Financial Statements             15

Fund Expenses Example                     24

Approval of Investment Management
   Services Agreement                     26

Proxy Voting                              31

[DALBAR LOGO]

American Express(R) Funds'* reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

* As of Oct. 1, 2005, the RiverSource brand replaced "American Express" as the name of the American Express Funds.

--------------------------------------------------------------------------------
2 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Paul Rokosz, CFA                          6/02               19

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 3/20/95        B: 5/14/84   C: 6/26/00   I: 7/15/04    Y: 3/20/95

Ticker symbols by class
A: ISAAX          B: INAGX     C: ASACX     I: -          Y: ASAYX

Total net assets                                         $555.4 million

Number of holdings                                                   89

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                      LARGE
                X     MEDIUM   SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Information Technology 25.9%
Health Care 24.8%
Industrials 13.3%
Energy 12.0%
Consumer Discretionary 9.5%
Financials 4.8%
Short-Term Securities* 4.4%
Materials 3.7%
Consumer Staples 1.6%

* Of the 4.4%, 0.8% is due to security lending activity and 3.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Caremark Rx (Health Care Providers & Services)                     3.2%
Gilead Sciences (Biotechnology)                                    2.9
Marvell Technology Group
(Semiconductors & Semiconductor Equipment)                         2.7
Peabody Energy (Metals & Mining)                                   2.3
EOG Resources (Oil & Gas)                                          2.3
Network Appliance (Computers & Peripherals)                        2.2
XTO Energy (Oil & Gas)                                             2.2
CR Bard (Health Care Equipment & Supplies)                         2.2
Community Health Systems
(Health Care Providers & Services)                                 2.0
Fastenal (Trading Companies & Distributors)                        1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, involve investment risks including possible loss of principal and fluctuation in value.

Stocks of mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                     For the six-month period ended Sept. 30, 2005

                        +11.02%      +10.21%      +10.63%

+11.02% = RiverSource Strategy Aggressive Fund Class A (excluding sales charge) +10.21% = Russell Midcap(R) Growth Index(1) (unmanaged)
+10.63% = Lipper Mid-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

(1) The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Midcap Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                  Class B                   Class C           Class I     Class Y
(Inception dates)          (3/20/95)                (5/14/84)                 (6/26/00)         (7/15/04)   (3/20/95)
                                                          After                      After
                        NAV(1)    POP(2)       NAV(1)     CDSC(3)         NAV(1)    CDSC(4)      NAV(5)       NAV(6)
at Sept. 30, 2005
6 months*              +11.02%    +4.64%      +10.63%      +5.63%         +10.63%    +9.63%      +11.28%     +11.15%
1 year                 +19.94%   +13.05%      +19.07%     +14.07%         +19.07%   +18.07%      +20.67%     +20.22%
3 years                +15.76%   +13.50%      +14.85%     +13.83%         +14.85%   +14.85%        N/A       +16.01%
5 years                -13.23%   -14.25%      -13.91%     -14.16%         -13.92%   -13.92%        N/A       -13.09%
10 years                +4.90%    +4.29%       +4.10%      +4.10%           N/A       N/A          N/A        +5.07%
Since inception         +6.79%    +6.19%      +10.07%     +10.07%         -11.72%   -11.72%      +15.98%      +6.95%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to RiverSource Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized

--------------------------------------------------------------------------------
4 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

RiverSource Investments, the Funds' manager, is transitioning the management of this Fund to American Century Investment Management, Inc. and Turner Investment Partners, Inc. Each manager will act as a sub-adviser to the RiverSource Strategy Aggressive Fund. This change becomes effective in November 2005. Shareholders will be asked to approve a merger of the Fund into RiverSource Aggressive Growth Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

Below, Portfolio Manager Paul Rokosz discusses the Fund's positioning and results for six-month period ended Sept. 30, 2005.

Q: How did the RiverSource Strategy Aggressive Fund perform for the six months ended Sept. 30, 2005?

A: RiverSource Strategy Aggressive Fund advanced 11.02% (Class A shares excluding sales charge) for the six months ended Sept. 30, 2005. The Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, gained 10.63%, while the Fund's benchmark, the broad-based Russell Midcap(R) Growth Index (Russell Index), rose 10.21% during the period.

Q:  What factors most significantly  affected performance?

A: The overall investing backdrop was generally favorable for the Fund during this period. U.S. economic growth remained solid even as The Federal Reserve Board (the Fed) continued raising short-term interest rates. Despite some fear of inflationary pressures and a notable market decline following the devastating Hurricane Katrina, U.S. stocks advanced strongly during the six-month period. Mid-cap stocks led the markets, outperforming both their large- and small-cap peers. Within the mid-cap sector, growth stocks underperformed value stocks, but only by a small margin.

    Both stock selection and sector allocations proved beneficial, helping the Fund outperform its benchmark. Sector allocations had a slightly larger positive impact. In particular, a significantly smaller-than-the Russell Index position in the lagging consumer discretionary sector added to performance. The Fund's consumer discretionary holdings outperformed as well. The combination of strong stock selection and a below-the Russell Index positioning in consumer discretionary was a meaningful factor in the Fund's favorable results during the six-month period.

--------------------------------------------------------------------------------
5 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The combination of strong stock selection and a below-the Russell Index positioning in consumer discretionary was a meaningful factor in the Fund's favorable results during the six-month period. [END CALLOUT QUOTE]

    A larger-than-the Russell Index position in the energy sector, along with strong stock selection also contributed to outperformance. Energy stocks advanced sharply during the quarter, spurred by rising oil prices. Of the Fund's 10 best performing stocks, four were energy issues. These included Peabody Energy, a coal company; oil and gas exploration and production companies EOG Resources and XTO Energy; and Chesapeake Energy, a natural gas company. Peabody was a particularly strong performer. Compared to other energy groups, the coal industry had been somewhat off the radar for many investors, so it was positioned to perform dramatically well when the energy sector took off.

    The Fund also benefited from a number of individual health care holdings. The health care sector advanced amid increased interest from investors who perceived more risk in the market. Service-oriented health care companies as well as more stable, established companies generally performed best in this environment. In addition, increased acquisition activity among managed care companies contributed to price appreciation across that industry. Strong performers for the Fund included Gilead Sciences, a pharmaceutical stock, Caremark Rx, a pharmaceutical benefit manager and WellChoice, a managed care company that agreed to be acquired by its competitor WellPoint during the period.

    In the technology sector, contributors included SanDisk and Autodesk. SanDisk continues to benefit from expanded use of its Flash memory cards, which had been used in cameras and are now common in phones and other devices. Autodesk, best known for its computer aided design software, has revamped its signature product and that product cycle is driving substantial earnings gains.

    Holding any cash in such a strongly rising market inevitably hampers relative return, but it is necessary to let us take advantage of opportunities in the market and to meet liquidity needs. So, the Fund's modest cash position detracted from performance. Stock selection in the financials, basic materials and technology sectors also detracted from the Fund's return.

--------------------------------------------------------------------------------
6 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We added selectively to the technology sector, with emphasis on service-related stocks, which have been performing better than product-driven companies. [END CALLOUT QUOTE]

    Most of the largest individual detractors were in the more volatile areas of the market. In the health care sector, Eyetech Pharmaceuticals declined on news that a competitor's drug for macular degeneration yielded better results than Eyetech's treatment for the eye ailment. In the technology group detractors included data storage stock Network Appliance and enterprise software company Mercury Interactive. Consumer electronics company, VeriSign, which had advanced sharply early in 2005, was a detractor during this period. Smurfit-Stone Container is a basic materials holding that underperformed as the paper packaging company failed to achieve the growth we expected. This should have been a period of improved pricing power for paper companies, but in many cases they could not sustain price increases. So while other areas of the materials sector did well, companies like Smurfit-Stone Container lagged.

Q:  What changes did you make to the Fund in the six month period?

    The most meaningful changes during the quarter were reductions in our allocations to basic materials and industrials stocks. Other than those sectors, most adjustments to the Fund were relatively modest. We reduced the Fund's position in industrials stocks because although the economy is improving, the pace is gradual. We sold some industrial stocks that had performed very well because it appeared unlikely the stocks' results could continue at that pace. An example is JB Hunt, a transport services company, which had been one of Fund's biggest contributors over the past several years. We also sold some stocks that weren't living up to our expectations.

    We made some adjustments in auto-related stocks as auto production volumes slipped. We eliminated Gentex, an auto parts supplier, and replaced it with other auto-related holdings that we believe are positioned to hold up better.

--------------------------------------------------------------------------------
7 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    In the materials sector, we sold paper companies that didn't show the growth we expected. While metals and chemical companies performed well as the economy strengthened, paper companies weren't as disciplined and their results lagged.

    We added selectively to the technology sector, with emphasis on service-related stocks, which have been performing better than product-driven companies. Our goal is to identify more stable areas within technology. We have been focusing on individual companies such as Autodesk (discussed above), which was one of our stronger performers during the period, NCR which provides technology services to businesses and TNS, an electronic transaction processing company.

    In the health care sector, the Fund's larger-than-the Russell Index position has increased, but this resulted largely from market performance rather than an active move on our part; the Russell Index sector declined, while the Fund's health care holdings did not. The Fund's consumer discretionary position remained smaller than the Russell Index , even as the consumer discretionary allocation within the Russell Index decreased during the period.

Q:  How are you positioning the Fund  going forward?

    We believe this is still very much an environment where effective stock selection is critical. We see examples of this across a number of sectors. Within health care, the key has been to focus on service-related companies, since the Food and Drug Administration is not approving drugs as quickly. While gains in the energy sector have directly driven much of the market's return, the impact of higher energy prices has pervaded many other market segments as well. For consumer-oriented companies, energy prices may act like a tax on consumers, and potentially dampen consumer spending. Higher energy prices also affect many businesses, particularly those with a route structure unable to quickly pass on higher fuel costs to their customers.

    We believe stock performance going forward will depend greatly on judicious selection of industry niches and individual stocks in each market sector that have the capability to perform well and even thrive in the face of pressure on the economy from higher energy costs and rising interest rates.

--------------------------------------------------------------------------------
8 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

RiverSource Strategy Aggressive Fund

Sept. 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (96.4%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.7%)
Precision Castparts                           132,800               $7,051,680
Rockwell Collins                              169,300                8,180,576
Total                                                               15,232,256

Air Freight & Logistics (2.3%)
CH Robinson Worldwide                          99,100                6,354,292
UTI Worldwide                                  83,100(c)             6,456,870
Total                                                               12,811,162

Biotechnology (8.3%)
Amylin Pharmaceuticals                        180,600(b)             6,283,074
Genzyme                                       142,800(b)            10,230,192
Gilead Sciences                               329,700(b)            16,076,172
Invitrogen                                    129,968(b)             9,777,493
OSI Pharmaceuticals                           128,000(b,d)           3,742,720
Total                                                               46,109,651

Capital Markets (1.4%)
GreenHill & Co                                 77,900                3,247,651
Investors Financial Services                  136,800                4,500,720
Total                                                                7,748,371

Chemicals (1.4%)
Rohm & Haas                                   185,300                7,621,389

Commercial Services & Supplies (4.9%)
ChoicePoint                                    67,800(b)             2,926,926
Cintas                                         91,000                3,735,550
Corporate Executive Board                      70,630                5,507,727
ITT Educational Services                       54,800(b)             2,704,380
Manpower                                      213,521                9,478,197
Monster Worldwide                              89,650(b)             2,753,152
Total                                                               27,105,932

Communications Equipment (1.4%)
Juniper Networks                              317,004(b)             7,541,525

Computers & Peripherals (5.0%)
NCR                                           187,500(b)             5,983,125
Network Appliance                             530,500(b)            12,594,070
SanDisk                                       185,065(b)             8,929,386
Total                                                               27,506,581

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Diversified Financial Services (1.4%)
CapitalSource                                 363,506(b,d)          $7,924,431

Energy Equipment & Services (3.4%)
BJ Services                                   121,600                4,376,384
Nabors Inds                                   104,800(b,c)           7,527,784
Natl Oilwell Varco                             63,600(b)             4,184,880
Tidewater                                      60,250                2,932,368
Total                                                               19,021,416

Health Care Equipment & Supplies (8.3%)
Beckman Coulter                                86,400                4,663,872
Cooper Companies                               59,100                4,527,651
CR Bard                                       186,900               12,341,007
Foxhollow Technologies                         71,700(b,d)           3,413,637
Gen-Probe                                     118,700(b)             5,869,715
Kinetic Concepts                               87,300(b)             4,958,640
Kyphon                                         31,917(b)             1,402,433
St. Jude Medical                              186,900(b)             8,746,920
Total                                                               45,923,875

Health Care Providers & Services (6.2%)
Caremark Rx                                   361,100(b)            18,029,723
Community Health Systems                      289,000(b)            11,216,090
PacifiCare Health Systems                      24,700(b)             1,970,566
Quest Diagnostics                              62,200                3,143,588
Total                                                               34,359,967

Hotels, Restaurants & Leisure (2.3%)
GTECH Holdings                                271,600                8,707,496
Starbucks                                      83,300(b)             4,173,330
Total                                                               12,880,826

Household Durables (1.5%)
Harman Intl Inds                               51,400                5,256,678
Lennar Cl A                                    51,800                3,095,568
Total                                                                8,352,246

Household Products (1.6%)
Church & Dwight                               245,900                9,083,546

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Insurance (2.0%)
Assurant                                      129,400               $4,924,964
IPC Holdings                                   83,100(c)             2,713,215
United America Indemnity Cl A                 180,600(b,c)           3,314,010
Total                                                               10,952,189

Internet Software & Services (1.6%)
Akamai Technologies                           110,900(b)             1,768,855
VeriSign                                      333,500(b)             7,126,895
Total                                                                8,895,750

IT Services (5.9%)
Affiliated Computer
  Services Cl A                               165,900(b)             9,058,140
Alliance Data Systems                         216,400(b)             8,472,060
DST Systems                                    60,700(b)             3,328,181
Paychex                                        96,300                3,570,804
TNS                                           198,815(b)             4,821,264
VeriFone Holdings                             174,048(b)             3,500,105
Total                                                               32,750,554

Machinery (1.6%)
Danaher                                       163,500                8,801,205

Media (2.2%)
EW Scripps Cl A                               116,200                5,806,514
Univision Communications Cl A                 149,300(b)             3,960,929
XM Satellite Radio
  Holdings Cl A                                63,900(b)             2,294,649
Total                                                               12,062,092

Metals & Mining (2.3%)
Peabody Energy                                154,100               12,998,335

Oil & Gas (8.6%)
Apache                                         98,200                7,386,604
Chesapeake Energy                             197,300                7,546,725
EOG Resources                                 172,300               12,905,270
Pioneer Natural Resources                     140,700                7,727,244
XTO Energy                                    277,600               12,580,832
Total                                                               48,146,675

Pharmaceuticals (2.3%)
Barr Pharmaceuticals                           62,900(b)             3,454,468
MGI PHARMA                                     96,700(b)             2,254,077
Sepracor                                      117,100(b)             6,907,729
Total                                                               12,616,274

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (7.7%)
A(SM)L Holding                                308,500(b,c)          $5,093,335
Broadcom Cl A                                  88,600(b)             4,156,226
KLA-Tencor                                    144,600                7,050,696
Marvell Technology Group                      333,500(b,c)          15,377,685
Microchip Technology                          109,000                3,283,080
Photronics                                    110,660(b)             2,146,804
Skyworks Solutions                            455,400(b)             3,196,908
Xilinx                                         93,600                2,606,760
Total                                                               42,911,494

Software (4.6%)
Autodesk                                      167,800                7,792,632
Fair Isaac                                    153,300                6,867,840
McAfee                                         56,700(b)             1,781,514
Mercury Interactive                           148,979(b)             5,899,568
NAVTEQ                                         62,900(b)             3,141,855
Total                                                               25,483,409

Specialty Retail (2.2%)
Advance Auto Parts                            116,550(b)             4,508,154
Chico's FAS                                   132,900(b)             4,890,720
Tiffany & Co                                   71,800                2,855,486
Total                                                               12,254,360

Textiles, Apparel & Luxury Goods (1.4%)
Coach                                         243,800(b)             7,645,568

Trading Companies & Distributors (1.9%)
Fastenal                                      172,500               10,538,025

Total Common Stocks
(Cost: $389,402,877)                                              $535,279,104

Short-Term Securities (4.5%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
Alpine Securitization
   10-03-05               3.89%           $11,200,000(f)           $11,196,370
Morgan Stanley & Co
   10-04-05               3.75             10,000,000                9,995,833
   10-27-05               3.81              3,700,000                3,689,455

Total Short-Term Securities
(Cost: $24,884,300)                                                $24,881,658

Total Investments in Securities
(Cost: $414,287,177)(g)                                           $560,160,762

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2005, the value of foreign securities represented 7.3% of net assets.

(d) At Sept. 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 5 to the financial statements. 3.7% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2005, the value of these securities amounted to $11,196,370 or 2.0% of net assets.

(g) At Sept. 30, 2005, the cost of securities for federal income tax purposes was approximately $414,287,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $159,710,000
      Unrealized depreciation                                      (13,836,000)
                                                                   -----------
      Net unrealized appreciation                                 $145,874,000
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
11 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
RiverSource Strategy Aggressive Fund

Sept. 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $414,287,177)                                                                           $   560,160,762
Cash in bank on demand deposit                                                                                       64,746
Capital shares receivable                                                                                                94
Dividends and accrued interest receivable                                                                            68,828
Receivable for investment securities sold                                                                            88,112
                                                                                                                     ------
Total assets                                                                                                    560,382,542
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               26,275
Payable for investment securities purchased                                                                          83,020
Payable upon return of securities loaned (Note 5)                                                                 4,510,000
Accrued investment management services fee                                                                            9,076
Accrued distribution fee                                                                                            245,109
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           2,440
Accrued administrative services fee                                                                                     756
Other accrued expenses                                                                                              108,510
                                                                                                                    -------
Total liabilities                                                                                                 4,985,187
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $   555,397,355
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $       450,518
Additional paid-in capital                                                                                    1,779,672,583
Net operating loss                                                                                               (2,873,462)
Accumulated net realized gain (loss) (Note 7)                                                                (1,367,725,869)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           145,873,585
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $   555,397,355
                                                                                                            ===============
Net assets applicable to outstanding shares:                  Class A                                       $   429,735,385
                                                              Class B                                       $   123,633,503
                                                              Class C                                       $     1,600,694
                                                              Class I                                       $        11,969
                                                              Class Y                                       $       415,804
Net asset value per share of outstanding capital stock:       Class A shares          33,874,460            $         12.69
                                                              Class B shares          11,001,925            $         11.24
                                                              Class C shares             142,435            $         11.24
                                                              Class I shares                 919            $         13.02
                                                              Class Y shares              32,092            $         12.96
                                                                                          ------            ---------------
* Including securities on loan, at value (Note 5)                                                           $     4,272,700
                                                                                                            ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
RiverSource Strategy Aggressive Fund

Six months ended Sept. 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $   964,216
Interest                                                                                                            358,378
Fee income from securities lending (Note 5)                                                                          55,621
                                                                                                                     ------
Total income                                                                                                      1,378,215
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,570,407
Distribution fee
   Class A                                                                                                          534,574
   Class B                                                                                                          689,226
   Class C                                                                                                            8,298
Transfer agency fee                                                                                               1,003,982
Incremental transfer agency fee
   Class A                                                                                                           72,113
   Class B                                                                                                           49,243
   Class C                                                                                                              566
Service fee -- Class Y                                                                                                  326
Administrative services fees and expenses                                                                           150,887
Compensation of board members                                                                                         7,262
Custodian fees                                                                                                       33,516
Printing and postage                                                                                                126,700
Registration fees                                                                                                    12,575
Audit fees                                                                                                           13,750
Other                                                                                                                 3,385
                                                                                                                      -----
Total expenses                                                                                                    4,276,810
   Earnings credits on cash balances (Note 2)                                                                       (25,133)
                                                                                                                    -------
Total net expenses                                                                                                4,251,677
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (2,873,462)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                       47,085,998
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            13,332,670
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            60,418,668
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $57,545,206
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
RiverSource Strategy Aggressive Fund
                                                                                   Sept. 30, 2005              March 31, 2005
                                                                                  Six months ended               Year ended
                                                                                     (Unaudited)

Operations
Investment income (loss) -- net                                                     $  (2,873,462)            $  (7,596,606)
Net realized gain (loss) on investments                                                47,085,998               (23,406,508)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                13,332,670                56,928,826
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        57,545,206                25,925,712
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           20,945,708                41,234,687
     Class B shares                                                                     3,387,671                 9,925,540
     Class C shares                                                                        58,661                   213,235
     Class I shares                                                                            --                    10,000
     Class Y shares                                                                        81,208                   523,556
Payments for redemptions
     Class A shares                                                                   (88,397,417)             (197,567,694)
     Class B shares (Note 2)                                                          (43,540,893)              (96,389,665)
     Class C shares (Note 2)                                                             (455,545)                 (903,443)
     Class Y shares                                                                    (1,476,721)                 (750,811)
                                                                                       ----------                  --------
Increase (decrease) in net assets from capital share transactions                    (109,397,328)             (243,704,595)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                               (51,852,122)             (217,778,883)
Net assets at beginning of period                                                     607,249,477               825,028,360
                                                                                      -----------               -----------
Net assets at end of period                                                         $ 555,397,355             $ 607,249,477
                                                                                    =============             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

RiverSource Strategy Aggressive Fund (formerly AXP Strategy Aggressive Fund)

(Unaudited as to Sept. 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as

--------------------------------------------------------------------------------
15 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized

--------------------------------------------------------------------------------
16 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.6% to 0.5% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $133,072 for the six months ended Sept. 30, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.03% annually as the Fund's assets increase. Effective Oct. 1, 2005, the fee percentage of the Fund's average daily net assets declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the six months ended Sept. 30, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
18 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $264,378 for Class A, $131,777 for Class B and $120 for Class C for the six months ended Sept. 30, 2005.

During the six months ended Sept. 30, 2005, the Fund's custodian and transfer agency fees were reduced by $25,133 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $58,307,431 and $182,907,256, respectively, for the six months ended Sept. 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2005
                                              Class A           Class B          Class C           Class I          Class Y
Sold                                        1,748,105           325,188            5,616                --            6,803
Issued for reinvested distributions                --                --               --                --               --
Redeemed                                   (7,516,681)       (4,145,969)         (43,940)               --         (124,005)
                                           ----------        ----------          -------               ---         --------
Net increase (decrease)                    (5,768,576)       (3,820,781)         (38,324)               --         (117,202)
                                           ----------        ----------          -------               ---         --------

                                                                    Year ended March 31, 2005
                                              Class A           Class B          Class C          Class I*          Class Y
Sold                                        3,945,490         1,008,849           21,771               919           46,932
Issued for reinvested distributions                --                --               --                --               --
Redeemed                                  (17,981,291)      (10,039,703)         (92,673)               --          (65,713)
                                          -----------       -----------          -------               ---          -------
Net increase (decrease)                   (14,035,801)       (9,030,854)         (70,902)              919          (18,781)
                                          -----------        ----------          -------               ---          -------

* Inception date is July 15, 2004.

--------------------------------------------------------------------------------
19 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2005, securities valued at $4,272,700 were on loan to brokers. For collateral, the Fund received $4,510,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $55,621 for the six months ended Sept. 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,414,474,084 at March 31, 2005, that if not offset by capital gains will expire as follows:

          2009            2010           2011           2012         2013
      $207,116,650    $841,156,325   $315,348,051    $23,741,111  $27,111,947

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. SUBSEQUENTEVENT

Shareholders will be asked to approve a merger of RiverSource Strategy Aggressive Fund into RiverSource Aggressive Growth Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

--------------------------------------------------------------------------------
20 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $11.43       $10.93       $ 8.49        $12.11       $13.43
                                                                        ------       ------       ------        ------       ------
Income from investment operations:
Net investment income (loss)                                              (.05)        (.11)        (.11)         (.11)        (.04)
Net gains (losses) (both realized and unrealized)                         1.31          .61         2.55         (3.51)       (1.28)
                                                                        ------       ------       ------        ------       ------
Total from investment operations                                          1.26          .50         2.44         (3.62)       (1.32)
                                                                        ------       ------       ------        ------       ------
Net asset value, end of period                                          $12.69       $11.43       $10.93        $ 8.49       $12.11
                                                                        ------       ------       ------        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $430         $453         $587          $526         $936
Ratio of expenses to average daily net assets(b)                         1.31%(c)     1.22%        1.27%         1.28%        1.09%
Ratio of net investment income (loss) to average daily net assets        (.82%)(c)    (.86%)      (1.00%)       (1.02%)       (.29%)
Portfolio turnover rate (excluding short-term securities)                  11%          35%          55%           63%         216%
Total return(d)                                                         11.02%(e)     4.57%       28.74%       (29.89%)      (9.83%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
21 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $10.16       $ 9.80        $7.67        $11.02       $12.33
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                              (.10)        (.20)        (.18)         (.18)        (.14)
Net gains (losses) (both realized and unrealized)                         1.18          .56         2.31         (3.17)       (1.17)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                          1.08          .36         2.13         (3.35)       (1.31)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $11.24       $10.16        $9.80        $ 7.67       $11.02
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $124         $151         $234          $241         $553
Ratio of expenses to average daily net assets(b)                         2.10%(c)     2.00%        2.05%         2.05%        1.86%
Ratio of net investment income (loss) to average daily net assets       (1.60%)(c)   (1.65%)      (1.78%)       (1.80%)      (1.04%)
Portfolio turnover rate (excluding short-term securities)                  11%          35%          55%           63%         216%
Total return(d)                                                         10.63%(e)     3.67%       27.77%       (30.40%)     (10.62%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $10.16       $ 9.80        $7.67        $11.03       $12.33
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                              (.09)        (.20)        (.18)         (.17)        (.13)
Net gains (losses) (both realized and unrealized)                         1.17          .56         2.31         (3.19)       (1.17)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                          1.08          .36         2.13         (3.36)       (1.30)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $11.24       $10.16        $9.80        $ 7.67       $11.03
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2           $2           $2            $2           $4
Ratio of expenses to average daily net assets(b)                         2.10%(c)     2.00%        2.05%         2.08%        1.89%
Ratio of net investment income (loss) to average daily net assets       (1.60%)(c)   (1.65%)      (1.78%)       (1.83%)      (1.12%)
Portfolio turnover rate (excluding short-term securities)                  11%          35%          55%           63%         216%
Total return(d)                                                         10.63%(e)     3.67%       27.77%       (30.46%)     (10.54%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
22 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(g)      2005(b)
Net asset value, beginning of period                                    $11.70       $10.88
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                              (.02)        (.03)
Net gains (losses) (both realized and unrealized)                         1.34          .85
                                                                        ------       ------
Total from investment operations                                          1.32          .82
                                                                        ------       ------
Net asset value, end of period                                          $13.02       $11.70
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--
Ratio of expenses to average daily net assets(c)                          .66%(d)      .62%(d)
Ratio of net investment income (loss) to average daily net assets        (.18%)(d)    (.24%)(d)
Portfolio turnover rate (excluding short-term securities)                  11%          35%
Total return(e)                                                         11.28%(f)     7.54%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Sept. 30, 2005 (Unaudited).

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005(f)      2005         2004          2003         2002
Net asset value, beginning of period                                    $11.66       $11.13        $8.63        $12.28       $13.60
                                                                        ------       ------        -----        ------       ------
Income from investment operations:
Net investment income (loss)                                              (.05)        (.09)        (.10)         (.09)        (.01)
Net gains (losses) (both realized and unrealized)                         1.35          .62         2.60         (3.56)       (1.31)
                                                                        ------       ------        -----        ------       ------
Total from investment operations                                          1.30          .53         2.50         (3.65)       (1.32)
                                                                        ------       ------        -----        ------       ------
Net asset value, end of period                                          $12.96       $11.66       $11.13        $ 8.63       $12.28
                                                                        ------       ------        -----        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--           $2           $2            $1           $4
Ratio of expenses to average daily net assets(b)                         1.09%(c)     1.03%        1.08%         1.07%         .91%
Ratio of net investment income (loss) to average daily net assets        (.61%)(c)    (.68%)       (.81%)        (.82%)       (.13%)
Portfolio turnover rate (excluding short-term securities)                  11%          35%          55%           63%         216%
Total return(d)                                                         11.15%(e)     4.76%       28.97%       (29.72%)      (9.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Sept. 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
24 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

                                                      Beginning            Ending            Expenses
                                                     account value      account value      paid during         Annualized
                                                     April 1, 2005     Sept. 30, 2005      the period(a)      expense ratio
Class A
     Actual(b)                                          $1,000            $1,110.20            $6.93(c)           1.31%
     Hypothetical (5% return before expenses)           $1,000            $1,018.50            $6.63(c)           1.31%
Class B
     Actual(b)                                          $1,000            $1,106.30           $11.09(c)           2.10%
     Hypothetical (5% return before expenses)           $1,000            $1,014.54           $10.61(c)           2.10%
Class C
     Actual(b)                                          $1,000            $1,106.30           $11.09(c)           2.10%
     Hypothetical (5% return before expenses)           $1,000            $1,014.54           $10.61(c)           2.10%
Class I
     Actual(b)                                          $1,000            $1,112.80            $3.50(c)            .66%
     Hypothetical (5% return before expenses)           $1,000            $1,021.76            $3.35(c)            .66%
Class Y
     Actual(b)                                          $1,000            $1,111.50            $5.77(c)           1.09%
     Hypothetical (5% return before expenses)           $1,000            $1,019.60            $5.52(c)           1.09%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Sept. 30, 2005: +11.02% for Class A, +10.63% for Class B, +10.63% for Class C, +11.28% for Class I and +11.15% for Class Y.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Sept. 30, 2005, the actual expenses paid would have been $6.98 for Class A, $11.14 for Class B, $11.14 for Class C, $3.55 for Class I and $5.82 for Class Y; the hypothetical expenses paid would have been $6.68 for Class A, $10.66 for Class B, $10.66 for Class C, $3.40 for Class I and $5.57 for Class Y.

--------------------------------------------------------------------------------
25 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial; formerly, American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005. On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of service received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue a spin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a new IMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year. A detailed discussion of the Board's considerations and determinations is provided below under "Board Considerations Related to Renewal of IMS Agreement for an Interim Period."

While it was expected that the spin-off would not result in an "assignment" of the IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if the IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew the IMS Agreement for the interim period only and to consider a new IMS Agreement for the Fund prior to the spin-off. In light of the need to consider new contracts, the Board also determined to review, and consider where appropriate, making changes to the current terms of the IMS Agreement.

--------------------------------------------------------------------------------
26 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider proposed new contracts for the Fund. At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). A meeting of the Fund's shareholders is expected to be held on Feb. 15, 2006 to consider approval of the new agreement. If approved, the New IMS Agreement would take effect shortly after the shareholder meeting. A detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement is provided below under "Board Considerations Related to the New IMS Agreement."

Board Considerations Related to Renewal of IMS Agreement for an Interim Period

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that, over time, the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004, although below the median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, Ameriprise Financial provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and Ameriprise Financial's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by Ameriprise Financial, noting the existence of a pricing philosophy, established by the Board and Ameriprise Financial, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing
(i) a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and (ii) the Fund's contribution to Ameriprise Financial's profitability. The Board determined that the total expense ratio of the Fund is at median of its comparison group.

The Board considered the economies of scale that might be realized by Ameriprise Financial as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees Ameriprise Financial charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund such as the Fund, and the operation of a

--------------------------------------------------------------------------------
27 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT large mutual fund family. The Board also considered the profitability realized by Ameriprise Financial and its affiliates from its relationship with the Fund. The Board took into account the services acquired by Ameriprise Financial through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that Ameriprise Financial's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit Ameriprise Financial to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to Ameriprise Financial under the IMS Agreement were fair and reasonable and determined to approve renewal of the IMS Agreement for the interim period.

Board Considerations Related to Approval of New IMS Agreement

For the six months following the April 2005 meeting, the Board evaluated whether to approve the New IMS Agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the New IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB) to assist it in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.)

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports

--------------------------------------------------------------------------------
28 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance had not met expectations but performance was appropriate in light of management style and market conditions.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment.) The Board considered that advisory fees under the New IMS Agreements would stay the same or decrease. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for

--------------------------------------------------------------------------------
29 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint), as was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.

The Fund's Board has approved a merger of the Fund into RiverSource Aggressive Growth Fund. Completion of the merger is subject to final approval by shareholders of the Fund. Proxy materials regarding the merger will be distributed to shareholders in December 2005, and a meeting of shareholders to consider the merger will be scheduled for February 2006.

--------------------------------------------------------------------------------
30 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
31 -- RIVERSOURCE STRATEGY AGGRESSIVE FUND -- 2005 SEMIANNUAL REPORT

[RIVERSOURCE INVESTMENTS(SM) LOGO]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc. Member NASD. Both companies are part of Ameriprise Financial, Inc.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Strategy Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2005